File Nos. 33-50390
                                                                      811-7076
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [   ]

     Post-Effective Amendment No. 6                                    [ X ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]

     Amendment No. 6                                                   [ X ]


                       (Check appropriate box or boxes.)

                      DREYFUS-WILSHIRE TARGET FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


      X    immediately upon filing pursuant to paragraph (b)
     ----

           on November 15, 1995 pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----
           on December 30, 1995 pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, 1995 was filed on October 25, 1995.


                      DREYFUS-WILSHIRE TARGET FUNDS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____

   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                4

   4           General Description of Registrant              5, 16

   5           Management of the Fund                         7

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             16

   7           Purchase of Securities Being Offered           9

   8           Redemption or Repurchase                       12

   9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-25

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-8

   15          Control Persons and Principal                  B-11
               Holders of Securities

   16          Investment Advisory and Other                  B-11
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                      DREYFUS-WILSHIRE TARGET FUNDS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-24

   18          Capital Stock and Other Securities             B-24

   19          Purchase, Redemption and Pricing               B-16, B-17
               of Securities Being Offered                    B-19

   20          Tax Status                                     *

   21          Underwriters                                   B-16

   22          Calculations of Performance Data               B-23

   23          Financial Statements                           B-27


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-5

   30          Location of Accounts and Records               C-8

   31          Management Services                            C-8

   32          Undertakings                                   C-8


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                  NOVEMBER 15, 1995

                       DREYFUS-WILSHIRE TARGET FUNDS, INC.
------------------------------------------------------------------------------
        DREYFUS-WILSHIRE TARGET FUNDS, INC. (THE "FUND") IS AN OPEN-END INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND PERMITS YOU TO INVEST IN FOUR SEPARATE DIVERSIFIED PORTFOLIOS (EACH, A "PORTFOLIO"): LARGE COMPANY GROWTH PORTFOLIO, LARGE COMPANY VALUE PORTFOLIO, SMALL COMPANY GROWTH PORTFOLIO, AND SMALL COMPANY VALUE PORTFOLIO. THE GOAL OF EACH PORTFOLIO IS
TO PROVIDE THE INVESTMENT RESULTS OF A PORTFOLIO OF PUBLICLY-TRADED COMMON STOCKS IN ONE OF FOUR SUB-CATEGORIES OF COMPANIES FROM THE WILSHIRE 5000
INDEX WHICH MEET CERTAIN CRITERIA ESTABLISHED BY THE FUND'S INVESTMENT ADVISER. SEE "DESCRIPTION OF THE FUND_INVESTMENT APPROACH." NO PORTFOLIO IS
AN INDEX FUND.
        WILSHIRE ASSOCIATES INCORPORATED ("WILSHIRE") SERVES AS THE FUND'S INVESTMENT ADVISER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S ADMINISTRATOR. PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR") SERVES AS THE FUND'S DISTRIBUTOR.
        SHAREHOLDERS WHO REDEEM SHARES WITHIN SIX MONTHS OF THE OPENING OF THEIR ACCOUNT IN ANY PORTFOLIO WILL BE CHARGED A 1% REDEMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS. HOWEVER, THE REDEMPTION FEE WILL NOT BE APPLICABLE TO SHARES HELD IN OMNIBUS ACCOUNTS.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 15, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                             TABLE OF CONTENTS
                                                                       Page

           Fee Table.........................................             3
           Condensed Financial Information...................             4
           Description of the Fund...........................             5
           Management of the Fund............................             7
           How to Buy Fund Shares............................             9
           Shareholder Services..............................            10
           How to Redeem Fund Shares.........................            12
           Shareholder Services Plan.........................            14
           Dividends, Distributions and Taxes................            14
           Performance Information...........................            15
           General Information ..............................            16
           Appendix..........................................            17

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank

                                                              FEE TABLE
                                                                       LARGE     LARGE        SMALL      SMALL
                                                                     COMPANY    COMPANY      COMPANY    COMPANY
                                                                      GROWTH     VALUE       GROWTH      VALUE
                                                                    PORTFOLIO  PORTFOLIO    PORTFOLIO  PORTFOLIO
SHAREHOLDER TRANSACTION EXPENSES:
    Redemption Fees (as a percentage of amount redeemed,
    if applicable)..................................                  1.00%       1.00%        1.00%      1.00%
ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
    Management Fees ................................                   .10%        .10%        .10%        .10%
    Other Expenses..................................                   .95%        .92%       1.06%        .81%
    Total Fund Operating Expenses...................                  1.05%       1.02%       1.16%        .91%
EXAMPLE:
    You would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return
    and (2) redemption at the end of each time period:
                                                          1 YEAR       $ 11      $ 10        $ 12        $  9
                                                          3 YEARS      $ 33      $ 32        $ 37        $ 29
                                                          5 YEARS      $ 58      $ 56        $ 64        $ 50
                                                         10 YEARS      $128      $125        $141        $112

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses that the Fund and investors will bear, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase each Portfolio's shares without charge directly from the Distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."

       Page 3
                    CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                           FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for each year indicated. This information has been derived from each Portfolio's financial statements.

                                                                            LARGE COMPANY                    LARGE COMPANY
                                                                         GROWTH PORTFOLIO                   VALUE PORTFOLIO
                                                                     ------------------------           ----------------------
                                                                        YEAR ENDED AUGUST 31,           YEAR ENDED AUGUST 31,
                                                                     -------------------------          ----------------------
PER SHARE DATA:                                                      1993(1)     1994    1995           1993(1)    1994     1995
                                                                    -------     -----    ----           ------    ------   -----
  Net asset value, beginning of year................                $12.50      $12.74   $13.31         $12.50    $15.18  $13.99
                                                                    ------      ------   ------         -------   ------  ------
  INVESTMENT OPERATIONS:
  Investment income_net...........................                     .21         .15      .10            .54       .36     .34
  Net realized and unrealized gain (loss) on investments....           .10         .65     3.03           2.30      (.90)   2.19
                                                                    ------      ------   ------         -------   ------  ------
  TOTAL FROM INVESTMENT OPERATIONS..................                   .31         .80     3.13           2.84      (.54)   2.53
                                                                    ------      ------   ------         -------   ------  ------
  DISTRIBUTIONS:
  Dividends from investment income-net..............                  (.07)       (.23)    (.10)          (.16)     (.36)   (.40)
  Dividends from net realized gain on investments...                   -_           -_       -_             -_      (.29)   (.10)
                                                                    ------      ------   ------         -------   ------  ------
  TOTAL DISTRIBUTIONS...............................                  (.07)       (.23)    (.10)          (.16)     (.65)  (.50)
                                                                    ------      ------   ------         -------   ------  ------
  Net asset value, end of year......................                $12.74      $13.31   $16.34         $15.18    $13.99 $16.02
                                                                    =======     ======   ======         =======   ======  ======
TOTAL INVESTMENT RETURN.............................                  2.46%(2)    6.34%   23.67%         22.93%(2) (3.61%) 18.97%
RATIOS/SUPPLEMENTALDATA:
  Ratio of expenses to average net assets..........                    -_          .68%     .84%           -_        .58%    .81%
  Ratio of net investment income to average net assets...             1.66%(2)    1.18%     .94%          4.27%(2)  4.02%   3.77%
  Decrease reflected in above expense ratios due to undertakings
  by Wilshire and Dreyfus...........................                  1.14%(2)     .71%     .21%          1.32%(2)   .60%    .21%
  Portfolio Turnover Rate..........................                  11.92%(2)   21.53%   30.09%         21.75%(2) 47.16%  58.04%
  Net Assets, end of year (000's omitted)...........                $8,061      $8,424  $21,348         $8,116   $12,158  $22,926
-----------------
(1)From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)Not annualized.

       Page 4

                                                                           SMALL COMPANY                       SMALL COMPANY
                                                                          GROWTH PORTFOLIO                    VALUE PORTFOLIO
                                                                      ---------------------               ---------------------
                                                                      YEAR ENDED AUGUST 31,               YEAR ENDED AUGUST 31,
                                                                     -----------------------              ----------------------
PER SHARE DATA:                                                      1993(1)    1994     1995            1993(2)    1994     1995
                                                                     -------   ------   -----            -------   -----    -----
  Net asset value, beginning of year................                 $12.50    $16.03   $15.39           $12.50    $14.81  $14.32
                                                                    ------      ------   ------          -------   ------  ------
  INVESTMENT OPERATIONS:
  Investment income(loss)_net.....................                      .08      (.04)    (.07)             .35       .45     .55
  Net realized and unrealized gain (loss) on investments...            3.48       .90     3.54             2.10      (.45)   1.06
                                                                    ------      ------   ------          -------   ------  ------
  TOTAL FROM INVESTMENT OPERATIONS..................                   3.56       .86     3.47             2.45        -_    1.61
                                                                    ------      ------   ------          -------   ------  ------
  DISTRIBUTIONS:
  Dividends from investment income-net..............                  (.03)       -_       -_             (.14)     (.33)   (.45)
  Dividends in excess of investment income-net......                   -_       (.07)      -_               -_        -_      -_
  Dividends from net realized gain on investments...                   -_      (1.43)     (.31)             -_      (.16)   (.07)
                                                                    ------      ------   ------          -------   ------  ------
  TOTAL DISTRIBUTIONS...............................                  (.03)    (1.50)    (.31)            (.14)     (.49)   (.52)
                                                                    ------      ------   ------          -------   ------  ------
  Net asset value, end of year......................                $16.03    $15.39   $18.55           $14.81    $14.32  $15.41
                                                                    ======    ======   ======           ======    ======  ======
TOTAL INVESTMENT RETURN.............................                28.50%(3)   5.20%  23.04%           19.72%(3) (0.01%)  11.84%
RATIOS/SUPPLEMENTALDATA:
  Ratio of expenses to average net assets ..........                   -_        .74%    .95%            -_         .50%    .69%
  Ratio of net investment income (loss) to average net assets...      .53%(3)   (.40%)  (.54%)           3.65%(3)  3.64%   4.12%
  Decrease reflected in above expense ratios due to undertakings
   by Wilshire and Dreyfus..........................                 1.40%(3)    .73%    .21%            1.32%(3)   .56%    .22%
  Portfolio Turnover Rate..........................                 55.26%(3)  46.41% 110.98%           26.87%(3)  48.59%  86.17%
  Net Assets, end of year (000's omitted)...........               $7,527    $11,188  $21,882          $15,155   $23,438  $25,978
---------------
(1)From October 1, 1992 (commencement of operations) to August 31, 1993.
(2)From September 30, 1992 (commencement of operations) to August 31, 1993.
(3)Not annualized.

        Further information about each Portfolio's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                       DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE _ The goal of each Portfolio is to provide the investment results of a portfolio of publicly-traded common stocks in one of four sub-categories of companies from the Wilshire 5000 Index which meet certain criteria established by Wilshire as described herein. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

INVESTMENT APPROACH _ Wilshire identifies from the Wilshire 5000 Index, an index consisting of all publicly-traded common stocks in the United States, the stocks of the 2,500 companies with the largest market capitalizations (ranging currently between $80 billion and $125 million). It then divides that universe of stocks, first, into those of the 750 companies with the largest capitalizations (ranging currently between $80 billion and $1 billion), which constitute approximately 90% of the total market value of the stocks included in the Wilshire 5000 Index, and, second, into those of the 1,750 next largest companies based on capitalization (ranging currently between $1 billion and $125 million), which constitute approximately 10% of the total market value of the stocks included in the Wilshire 5000 Index (the stocks of the remaining 2,500 companies constitute less than 2% of the total market value of the stocks included in the Wilshire 5000 Index). From these large and small capitalization universes, Wilshire selects the stocks of those companies it believes to possess the characteristics of growth stocks and of value stocks, based on criteria discussed below. In this manner, Wilshire identifies the four potential universes of companies, the stocks of which it may purchase for the Portfolios. Wilshire reviews periodically these selections and updates each potential universe of com-
        Page 5
panies. The number of securities eligible for investment by a Portfolio at any time will vary, but is expected to range between 150 to 550 stocks.
        To determine whether a company's stock falls within the growth or value classification, Wilshire analyzes each company based on fundamental factors such as price to book value ratios, price to earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, Wilshire believes that companies with relatively low price to book ratios, low price to earnings ratios and higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

        By dividing companies into these four sub-categories, Wilshire attempts to offer potential investors market exposure to these types of companies. As described under "Investment Considerations and Risks" below, you should purchase a Portfolio's shares only as a supplement to an overall investment program. To provide varying degrees of market exposure to these types of securities, various combinations of each Portfolio's shares might be purchased.

MANAGEMENT POLICIES _ The LARGE COMPANY GROWTH PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as large capitalization, growth companies.
        The LARGE COMPANY VALUE PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as large capitalization, value companies.
        The SMALL COMPANY GROWTH PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as small capitalization, growth companies.
        The SMALL COMPANY VALUE PORTFOLIO invests substantially all of its assets in equity securities of issuers within the universe of companies identified by Wilshire as small capitalization, value companies.

        Each Portfolio attempts to remain fully invested in equity securities of companies which comprise its relative universe. When a Portfolio has cash pending investment or needs to meet potential redemptions, it may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal circumstances, the Fund anticipates that not more than 5% of the value of a Portfolio's total assets will be invested in any one category of such instruments, and that not more than 20% of the value of a Portfolio's total assets will be invested in all money market instruments. No Portfolio intends to invest in money market instruments or any other securities for defensive purposes. See the Statement of Additional Information for a description of these instruments. Each Portfolio may purchase stock index futures in anticipation of taking a market position when, in Wilshire's opinion, available cash balances do not permit an economically efficient trade in the cash market. Each Portfolio may sell stock index futures to terminate existing positions it may have as a result of its purchase of stock index futures. To the extent the Fund, on behalf of a Portfolio, purchases or sells futures contracts, the Fund currently intends to use the New York Stock Exchange Composite Index, Value Line Composite Index or Standard & Poor's 500 Composite Stock Price Index. The performance of the futures should not be expected to correlate identically with that of the particular index. In addition, each Portfolio may lend its portfolio securities. See also "Investment Considerations and Risks" below and "Investment Objective and Management Policies" in the Statement of Additional Information.




INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ Each Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider a Portfolio as a supplement to an overall investment program and should invest only if you are
       Page 6
willing to undertake the risks involved. See "Investment Objective and Policies _ Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

        Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investment securities will result in changes in the value of such Portfolio's shares and thus the Portfolio's total return to investors. Moreover, because no Portfolio will adopt a temporary defensive position in response to market factors, and thus will remain almost fully invested at all times, the net asset value of one or more Portfolios could be adversely affected by adverse changes, real or anticipated, in companies that are generally characterized in the same manner as the companies the securities of which are held by the relevant Portfolio. So that, for example, if large capitalization growth stocks fall out of favor with investors widely, irrespective of fundamentals, the net asset value of the Large Company Growth Portfolio should be expected to be adversely affected. Similar risks exist for the other Portfolios.

FOREIGN SECURITIES _ Since the stocks of some foreign issuers are included in the Wilshire 5000 Index, each Portfolio's investments may include securities of such foreign issuers which may subject such Portfolio to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities, and the possible seizure or nationalization of foreign deposits.


USE OF DERIVATIVES _ Each Portfolio may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Portfolios may use include stock index futures. While Derivatives can be used effectively in furtherance of a Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objectives and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.


SIMULTANEOUS INVESTMENTS _ Investment decisions for each Portfolio are made independently from those of other investment companies and accounts advised by Wilshire. However, if such other investment companies or accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Portfolio invests at the same time as such Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                       MANAGEMENT OF THE FUND

INVESTMENT ADVISER _ Wilshire, located at 1299 Ocean Avenue, Santa Monica, California 90401-1085, was formed in 1972 and serves as the Fund's investment adviser. As of August 31, 1995, Wilshire managed approximately $6 billion in assets. Under the terms of an Investment Advisory Agreement with the Fund, Wilshire, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, manages the investment of the assets of each Portfolio. The Fund's primary portfolio manager is Thomas D. Stevens. He has held that position since the Fund's inception and has been employed by Wilshire since October 1, 1980. The Fund's other portfolio managers are identified in the Statement of Additional Information. Wilshire also provides research services for the Fund through a professional staff of portfolio managers and securities analysts.

     Page 7

        Pursuant to the terms of the Investment Advisory Agreement, the Fund has agreed to pay Wilshire a monthly fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. For the fiscal year ended August 31, 1995, the Fund paid Wilshire an investment advisory fee at the effective annual rate of .09 of 1% of the value of the average daily net assets of the Large Company Growth, Large Company Value and Small Company Growth Portfolios, and .08 of 1% for the Small Company Value Portfolio.


ADMINISTRATOR _ Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's administrator pursuant to an Administration Agreement with the Fund. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Under the terms of the Administration Agreement, Dreyfus generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. Dreyfus was formed in 1947 and, as of September 30, 1995, managed or administered approximately $78 billion in assets for more than 1.8 million accounts nationwide.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in proprietary mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets including approximately $71 billion in mutual fund assets.


        Pursuant to the terms of the Administration Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of the value of each Portfolio's average daily net assets. For the fiscal year ended August 31, 1995, no administration fee was paid pursuant to an undertaking by Dreyfus.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT _ Comerica Bank, a Michigan banking corporation located at 411 West Lafayette, Detroit, Michigan 48226, is the custodian of the Fund's investments. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").


DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc., located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.

EXPENSES _ From time to time, Wilshire and/or Dreyfus may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Wilshire and/or Dreyfus at a later time for any amounts which may be waived, nor will the Fund reimburse
Wilshire and/or Dreyfus for any amounts which may be assumed.
        Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the administration fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
        All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Wilshire and/or Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not offi-
        Page 8
cers, directors, employees or holders of 5% or more of the outstanding voting securities of Wilshire or Dreyfus or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated between the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.
                           HOW TO BUY FUND SHARES

        Portfolio shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Portfolio shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised or administered by Dreyfus, and members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer a Portfolio's shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        You may purchase a Portfolio's shares by check or wire. Checks should be made payable to "Dreyfus-Wilshire Target Funds, Inc." or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." For subsequent investments, your Fund account number should appear on the check. Payments which are mailed should be sent to Dreyfus-Wilshire Target Funds, Inc., P.O. Box 6647, Providence, Rhode Island 02940-6647, together with your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio being purchased. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the name of the Fund and the applicable Portfolio's DDA number as follows, for purchase of shares in your name:
       Page 9
DDA#8900117265/Large Company Growth Portfolio; DDA#8900117273/Large Company Value Portfolio; DDA#8900117281/Small Company Growth Portfolio; DDA#8900117303/Small Company Value Portfolio. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Portfolio shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder described under "Shareholder Services." This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Shares of each Portfolio are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of a Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of such Portfolio's shares outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                            SHAREHOLDER SERVICES

FUND EXCHANGES _ You may purchase, in exchange for shares of a Portfolio, shares of one of the other Portfolios offered by the Fund or shares of certain other funds distributed by the Distributor, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing. Before any exchange into a fund offered by another prospectus, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be
          Page 10
obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio or fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Portfolio or fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, and the dividend and capital gain distribution option selected by the investor.

        A 1% redemption fee will be charged upon an exchange of Portfolio shares where the exchange occurs within the initial six-month period following the opening of your account in that Portfolio. See "How to Redeem Fund Shares." Otherwise, shares will be exchanged at their next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the Portfolio shares you are exchanging were: acquired by a previous exchange from shares purchased with a sales load or acquired through reinvestment of dividends or distributions paid with respect to such shares. To qualify, at the time of your exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one Portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus-Wilshire Target Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Page 11
RETIREMENT PLANS _ The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                     HOW TO REDEEM FUND SHARES
GENERAL _ You may request redemption of your shares at any time. Redemption requests should be transmitted in accordance with the procedures described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        You will be charged a 1% redemption fee upon any redemption of Portfolio shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs within the initial six-month period following the opening of your account in that Portfolio. The redemption fee will be deducted from redemption proceeds and retained by the Fund. No redemption fee will be charged upon the redemption of shares purchased through omnibus accounts, nor will the redemption fee be charged upon the redemption of a Portfolio's shares to pay fees imposed for various Fund services. This redemption fee may be waived, modified or discontinued at any time or from time to time. In addition, securities dealers, banks and other financial institutions may charge a nominal fee for effecting redemptions of a Portfolio's shares. Any certificates representing a Portfolio's shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED A PORTFOLIO'S SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

PROCEDURES _ You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modi-
         Page 12
fy or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        You may redeem shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of a Portfolio's shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, such Portfolio's net asset value may fluctuate.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem your shares by written request mailed to Dreyfus-Wilshire Target Funds, Inc., P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption
         Page 13
instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

                           SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of each Portfolio for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                  DIVIDENDS, DISTRIBUTIONS AND TAXES
        Each Portfolio ordinarily declares and pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If applicable, the 1% redemption fee, described under "How to Redeem Fund Shares," will be charged upon certain redemptions of a Portfolio's shares received through the automatic reinvestment of dividends or distributions. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends paid by a Portfolio derived from net investment income and distributions from net realized short-term securities gains of the Portfolio will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Depending upon the composition of a Portfolio's income, all or a portion of the dividends derived from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends from net investment income and distributions from net realized short-term securities gains paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Page 14
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that each Portfolio has qualified for the fiscal year ended August 31, 1995 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deduct ible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance is calculated on the bases of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from the Wilshire 5000 Index, Lipper Analytical Services, Inc.,
         Page 15
Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
                             GENERAL INFORMATION
        The Fund was incorporated under Maryland law on July 30, 1992, and commenced operations on September 30, 1992. The Fund is authorized to issue 400 million shares of Common Stock (with 100 million allocated to each Portfolio), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Director from office or for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


        The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each Portfolio is treated as a separate entity for certain matters under the1940 Act and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio.

        To date, the Board of Directors has authorized the creation of four series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio are treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new portfolios without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.

        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside of the U.S.
and Canada, call 516-794-5452.

        Page 16

                                APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ Each Portfolio is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.


USE OF DERIVATIVES _ Although no Portfolio will be a commodity pool, Derivatives subject a Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in certain Derivatives. Each Portfolio may invest in stock index futures contracts for hedging purposes without limit. However, no Portfolio may invest in such contracts for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


LENDING PORTFOLIO SECURITIES _ Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Portfolio an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan trans action breaches its agreement with the Portfolio.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

      Page 17
[This Page Intentionally Left Blank]
      Page 18
[This Page Intentionally Left Blank]
      Page 19
DREYFUS
Dreyfus-Wilshire
Target Funds, Inc.

Prospectus
(LION LOGO)
Copy Rights 1995, Dreyfus Service Corporation
                                        WILSp5111595

Registration Mark








                           DREYFUS-WILSHIRE TARGET FUNDS, INC.
                                         PART B
                          (STATEMENT OF ADDITIONAL INFORMATION)


                                    NOVEMBER 15, 1995






              This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus-Wilshire Target Funds, Inc. (the "Fund"), dated November 15, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



                       Call Toll Free 1-800-645-6561
                  In New York City--Call 1-718-895-1206
               Outside the U.S. and Canada--Call 516-794-5452

        Wilshire Associates Incorporated ("Wilshire") serves as the Fund's investment adviser.

        The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator.

        Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                              Page


Investment Objective and Management Policies . . . . . .      B-2
Management of the Fund . . . . . . . . . . . . . . . . .      B-8
Investment Advisory and Administration Agreements. . . .      B-11
Shareholder Services Plan. . . . . . . . . . . . . . . .      B-16
Purchase of Fund Shares. . . . . . . . . . . . . . . . .      B-16
Redemption of Fund Shares. . . . . . . . . . . . . . . .      B-17
Shareholder Services . . . . . . . . . . . . . . . . . .      B-19
Determination of Net Asset Value . . . . . . . . . . . .      B-21
Dividends, Distributions and Taxes . . . . . . . . . . .      B-21
Performance Information. . . . . . . . . . . . . . . . .      B-23
Portfolio Transactions . . . . . . . . . . . . . . . . .      B-24
Information About the Fund . . . . . . . . . . . . . . .      B-25
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Accountants. . . . . . . . . .      B-25
Appendix . . . . . . . . . . . . . . . . . . . . . . . .      B-26
Financial Statements . . . . . . . . . . . . . . . . . .      B-27
Report of Independent Accountants. . . . . . . . . . . .      B-50





                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Other Portfolio Securities


U.S. Government Securities--Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


Zero Coupon Securities--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Bank Obligations--Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.
With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Portfolio will invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


Repurchase Agreements--In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.



Commercial Paper and Other Short-Term Corporate Obligations--Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolios will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group, F-1 by Fitch Investors Service, L.P. or Duff-1 by Duff & Phelps Credit Rating Co.,
(b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or (c) if unrated, determined by Wilshire to be of comparable quality to those rated obligations which may be purchased by such Portfolio. These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.



Management Policies


        Derivatives. A portfolio may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may Provide a cheaper, quicker or more specifically focused way for the portfolio to invest than "traditional" securities would.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Portfolio can increase, decrease or change the risk of its portfolio by making investments in specific securities.


        In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio's performance.


        If a Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio was unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Wilshire will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


        Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.


        Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of such Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.
Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


        Successful use of futures by a Portfolio also is subject to the ability of Wilshire to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


        Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.


        Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.


        Future Developments. A Portfolio may take advantage of opportunities in the area of futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


        Lending Portfolio Securities. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.



        The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


        Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 10 through 15 are not fundamental policies and may be changed by vote of a majority of the Directors at any time. No Portfolio may:




        1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.



        2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


        3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.



        4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

        5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

        6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

        8. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.


        9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 11 and 12 may be deemed to give rise to a senior security.



        10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.


        11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.



        12. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

        13. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

        14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

        15. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

        If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of a Portfolio's shares in certain states. In this regard, and while not a fundamental policy, the Fund has undertaken that no Portfolio may invest in real estate limited partnerships. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.



                       MANAGEMENT OF THE FUND

              Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 1994, the Fund's distributor. From August 24, 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is a trustee of Bucknell University; Chairman of the Board of Directors of Noel Group, Inc.; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Hemingway Company, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Director.  Corporate Vice President-Investment Management of
        AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JACK R. MEYER, Director.  President and Chief Executive Officer of Harvard
        Management Company, an investment management company, since
        September 1990.   For more than five years prior thereto, he was
        Treasurer and Chief Investment Officer of The Rockefeller
        Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Director. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road Box 221, East Chatham, New York 12060.

ANNE WEXLER, Director. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation and The New England Electric System, Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

        For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

        The Fund typically pays its Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Director by the Fund for the fiscal year ended August 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:


                                                                                      (5)
                                           (3)                                         Total Compensation
                     (2)                   Pension or              (4)                 From Fund and
(1)                  Aggregate             Retirement Benefits     Estimated Annual    From Fund Complex
Name of Board        Compensation from     Accrued as Part of      Benefits Upon       Paid to Board
Member               Fund*                 Fund's Expenses         Retirement          Member
------------         -----------------     -------------------     ----------------    ----------------

Joseph S. DiMartino      $3,630                   none                   none          $445,000** (93)

David P. Feldman         $4,000                   none                   none          $ 85,631 (27)

Jack R. Meyer            $4,500                   none                   none          $ 21,875 (4)

John Szarkowski          $4,500                   none                   none          $ 21,875 (4)

Anne Wexler              $4,500                   none                   none          $ 26,329 (16)
____________________________
*             Amount does not include reimbursed expenses for attending Board meetings, which amounted to $598 for all Directors as a group.
**            Estimated amount for the year ending December 31, 1995.

Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
        Officer and a Director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
        General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
        General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.



ELIZABETH BACHMAN, Vice President and Assistant Secretary. Vice President and Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.



JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President,
        Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
        Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.


MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordiantion Officer at ORBIS International. Prior to June 1992, she worked as Program Coordiantor at Physicians World Communications Group. She is 27 years old.



        The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


        Directors and officers of the Fund, as a group, owned less than 1% of the Fund's shares of Common Stock outstanding on October 18, 1995.



        The following persons are known by the Fund to own of record 5% or more of a Portfolio's voting securities outstanding on October 18, 1995:



        Large Company Growth Portfolio: Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104--42.1%; Cincinnati Bell Collectively Bargained Retirees Health Care Trust, 201 East 4th Street, Cincinnati, Ohio 45202--26.2%; National Bank of Commerce, 1927 1st Avenue North, Birmingham, Alabama 35203--9.5%; and Donaldson Lufkin and Jenerette Securities, P.O. Box 2052, Jersey City, New Jersey 07303--6.6%.



        Large Company Value Portfolio: Cincinnati Bell Collectively Bargained Retirees Health Care Trust, 201 East 4th Street, Cincinnati, Ohio 45202--53.4%; Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104--23.6%; and National Bank of Commerce, 1927 1st Avenue North, Birmingham, Alabama 35203--8.2%.



         Small Company Growth Portfolio: Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104--35.1%; National Bank of Commerce, 1927 1st Avenue North, Birmingham, Alabama 35203--10.1%; and Cincinnati Bell Collectively Bargained Retirees Health Care Trust, 201 East 4th Street, Cincinnati, Ohio 45202--9.3%.



         Small Company Value Portfolio: Charles Schwab & Company, 101 Montgomery Street, San Francisco, California 94104--29.7%; Cincinnati Bell Collectively Bargained Retirees Health Care Trust, 201 East 4th Street, Cincinnati, Ohio 45202--18%; Dreyfus Trust Company, as trustee for FDC Incentive Savings Plan, 144 Glenn Curtiss Boulevard, Uniondale, New York 11556--16%; Dreyfus Trust Company, as trustee for Medline Industries, Inc. 401(k) Profit Sharing Plan, 144 Glenn Curtiss Boulevard, Uniondale, New York 11556--7.7%; and National Bank of Commerce, 1927 1st Avenue North, Birmingham, Alabama 35203--6.6%.


         A shareholder that owns, directly or indirectly, 25% or more of a Portfolio's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of such Portfolio.



            INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


         Investment Advisory Agreement. Wilshire provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Advisory Agreement") dated August 12, 1992 (as revised September 17, 1992), with the Fund. As to each Portfolio, the Advisory Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Wilshire, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by Wilshire. The Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


        The following persons are officers and directors of Wilshire:
Dennis A. Tito, President and Chief Executive Officer; Gilbert Hammer, Senior Vice President; Robert J. Raab, Jr., Senior Vice President; Thomas D. Stevens, Senior Vice President; Stephen L. Nesbitt, Senior Vice President; Rosalind
M. Hewsenian, Vice President; Robert C. Kuberek, Vice President; Howard M. Yata, Vice President; Cecilia I. Loo, Vice President; Alan L. Manning, Vice President, General Counsel and Secretary; and San Slawson, Vice President and Treasurer.


        Wilshire provides day-to-day management of each Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board of Directors. Wilshire and Dreyfus provide the Fund with portfolio managers who are authorized by the Board of Directors to execute purchases and sales of securities. The Fund's Portfolio Managers are Stuart Matsuda and Thomas D. Stevens. Wilshire and Dreyfus each maintain a research department with a professional staff of Portfolio Managers and securities analysts who provide research services for the Fund. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.



        As compensation for Wilshire's services, the Fund has agreed to pay Wilshire a monthly advisory fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the period September 30, 1992 (commencement of operations for all Portfolios except Small Company Growth Portfolio which commenced operations on October 1, 1992) through August 31, 1993, and for the fiscal years ended August 31, 1994 and 1995, the advisory fees for each Portfolio payable to Wilshire were as follows:


Fee Paid For Period
Ended August 31, 1993


                                        Advisory         Reduction       Net
Portfolio                              Fee Payable       in Fee       Fee Paid

Large Company Growth Portfolio          $7,486           $7,486          -0-

Large Company Value Portfolio           $5,979           $5,979          -0-

Small Company Growth Portfolio          $6,308           $6,308          -0-

Small Company Value Portfolio           $6,886           $6,886          -0-


Fee Paid For Fiscal Year
Ended August 31, 1994

                                        Advisory         Reduction      Net
Portfolio                              Fee Payable       in Fee       Fee Paid

Large Company Growth Portfolio          $ 8,137          $ 8,137         -0-

Large Company Value Portfolio           $11,133          $11,133         -0-

Small Company Growth Portfolio          $ 8,397          $ 8,397         -0-

Small Company Value Portfolio           $20,919          $20,919         -0-



Fee Paid For Fiscal Year
Ended August 31, 1995

                                      Advisory         Reduction       Net
Portfolio                            Fee Payable       in Fee        Fee Paid


Large Company Growth Portfolio           $14,834          $ 1,672      $13,162

Large Company Value Portfolio            $15,835          $ 2,071      $13,764

Small Company Growth Portfolio           $15,630          $ 2,195      $13,435

Small Company Value Portfolio            $25,210          $ 4,145      $21,065


        Administration Agreement.  Pursuant to the Administration
Agreement (the "Administration Agreement") dated August 24, 1994 with the
Fund, Dreyfus furnishes the Fund clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund, prepares reports to each Portfolio's shareholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities, and generally assists in all aspects of the Fund's operations, other than providing investment advice. Dreyfus bears all expenses in connection with the performance of its services.


         As to each Portfolio, the Administration Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Administration Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice by Dreyfus. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).



      The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



      As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly administration fee at the annual rate of .20 of 1% of the value of each Portfolio's average daily net assets. For the period September 30, 1992 (commencement of operations for all Portfolios except Small Company Growth Portfolio which commenced operations on October 1,
1992) through August 31, 1993, and for the fiscal years ended August 31, 1994 and 1995, the administration fees payable to Dreyfus for each Portfolio were as follows:


Fee Paid For Period
Ended August 31, 1993
                                      Administration    Reduction    Net
Portfolio                             Fee Payable       in Fee     Fee Paid

Large Company Growth Portfolio           $14,972        $14,972      -0-

Large Company Value Portfolio            $11,958        $11,958      -0-

Small Company Growth Portfolio           $12,617        $12,617      -0-

Small Company Value Portfolio            $13,772        $13,772      -0-

Fee Paid For Fiscal Year
Ended August 31, 1994

                                      Administration    Reduction    Net
Portfolio                             Fee Payable       in Fee     Fee Paid

Large Company Growth Portfolio           $16,275        $16,275       -0-

Large Company Value Portfolio            $22,267        $22,267       -0-

Small Company Growth Portfolio           $16,793        $16,793       -0-

Small Company Value Portfolio            $41,838        $41,838       -0-



Fee Paid For Fiscal Year
Ended August 31, 1995

                                      Administration    Reduction    Net
Portfolio                             Fee Payable       in Fee     Fee Paid

Large Company Growth Portfolio           $29,667        $29,667      -0-

Large Company Value Portfolio            $31,669        $31,669      -0-

Small Company Growth Portfolio           $31,260        $31,260      -0-

Small Company Value Portfolio            $50,421        $50,421      -0-


        Expenses and Expense Information. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Wilshire or Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Wilshire or Dreyfus or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated between the Portfolio on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

        As to each Portfolio, Wilshire and Dreyfus have agreed that if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payments to be made to each of Wilshire and Dreyfus, or Dreyfus will bear, such excess expense in proportion to their investment advisory fee and administration fee to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        The aggregate of the fees payable to Wilshire and Dreyfus is not subject to reduction as the value of a Portfolio's net assets increases.



                    SHAREHOLDER SERVICES PLAN

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

        The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

        A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


      For the fiscal year ended August 31, 1995, the following amounts were charged to each Portfolio under the Plan:



  Large Company Growth Portfolio   --        $34,200
  Large Company Value Portfolio    --        $39,503
  Small Company Growth Portfolio   --        $38,741
  Small Company Value Portfolio    --        $62,831




                     PURCHASE OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

       The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

       Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; or other conditions.

        There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of the distribution. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



                    REDEMPTION OF FUND SHARES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

        Wire Redemption Privilege. By using this Privilege, the investor authorizes The Shareholder Services Group, Inc. (the "Transfer Agent") to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

        Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                          Transfer Agent's
            Transmittal Code              Answer Back Sign

               144295                     144295 TSSG PREP

        Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

        To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

        Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

        Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

        Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                      SHAREHOLDER SERVICES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


        Fund Exchanges. A 1% redemption fee will be charged upon an exchange of shares where the exchange occurs within the initial six-month period following the opening of the account from which the exchange is made.
Shares of other Portfolios or funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


        A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

        B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

        D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

        To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


        To request an exchange, the investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



        To establish a personal retirement plan by exchange, shares of the Portfolio or fund being exchanged must have a value of at least the minimum initial investment required for the Portfolio or fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of the Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


        The Fund Exchanges service is available to shareholders resident in any state in which shares of the Portfolio or fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


        The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.


        Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

        Investors who wish to purchase a Portfolio's shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum or subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

        The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.



                     DETERMINATION OF NET ASSET VALUE

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

        Valuation of Portfolio Securities. Each Portfolio's investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares.

        New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                 DIVIDENDS, DISTRIBUTION AND TAXES

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


        Management of the Fund believes that each Portfolio qualified for the fiscal year ended August 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


        Depending on the composition of a Portfolio's income, all or a portion of the dividends paid by such Portfolio from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Portfolio distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) such Portfolio's income consists of dividends paid by U.S. corporations and (ii) the Portfolio would have been entitled to the dividends received deduction with respect to such dividend income if the Portfolio were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Portfolio held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding a Portfolio's shares.

        Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

        If a shareholder holds shares of a Portfolio while holding an offsetting short position in a regulated futures contract or an option in such regulated futures contract, recently proposed Internal Revenue Service regulations require any losses on the disposition of Portfolio shares to be deferred to the extent of any unrealized appreciation in the short position. In addition, these regulations limit a shareholder's ability to claim the corporate dividends received deduction if such short positions are held against Fund shares.

        Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

        Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Portfolio characterized in the manner described above.

        Offsetting positions held by a Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section
1256. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

        If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by such Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

        Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, such Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.



                       PERFORMANCE INFORMATION

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


        The Large Company Growth Portfolio's average annual total return for the 1 and 2.921 year periods ended August 31, 1995 was 23.67% and 10.75%, respectively. The Large Company Value Portfolio's average annual total return for the 1 and 2.921 year periods ended August 31, 1995 was 18.97% and 12.48%, respectively. The Small Company Growth Portfolio's average annual total return for the 1 and 2.918 year periods ended August 31, 1995 was 23.04% and 19.03%, respectively. The Small Company Value Portfolio's average annual total return for the 1 and 2.921 year periods ended August 31, 1995 was 11.84% and 10.51%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



        The total return for the period September 30, 1992(1) (commencement of operations) to August 31, 1995 for each Portfolio was as follows:



        Large Company Growth Portfolio   --  34.74%
        Large Company Value Portfolio    --  40.98%
        Small Company Growth Portfolio   --  66.33%
        Small Company Value Portfolio    --  33.88%


Total return is calculated by subtracting the amount of the Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

_____________________
(1) Small Company Growth Portfolio commenced operations on October 1, 1992.


        From time to time advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.



                       PORTFOLIO TRANSACTIONS

        Wilshire supervises the placement of orders on behalf of each Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Wilshire and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that supplement Wilshire's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Wilshire and/or Dreyfus and their fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Wilshire in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Wilshire in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades, in certain cases, may result from two or more clients Wilshire might advise being engaged simultaneously in the purchase or sale of the same security. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

        Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio's turnover rate generally will not exceed 60%. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


        For its portfolio securities transactions for the period September 30, 1992 (commencement of operations for all Portfolios except Small Company Growth Portfolio which commenced operations on October 1, 1992) through August 31, 1993 and for the fiscal years ended August 31, 1994 and 1995, the Fund paid total brokerage commissions as follows:




                                   Period Ended        Year Ended         Year Ended
Portfolio                          August 31, 1993     August 31, 1994    August 31, 1995

Large Company Growth Portfolio     $ 8,191              $ 2,199            $13,487

Large Company Value Portfolio      $ 9,779              $10,349            $23,243

Small Company Growth Portfolio     $21,107              $12,919            $42,766

Small Company Value Portfolio      $17,687              $37,422            $61,819


No brokerage commissions were paid to the Distributor. There were no spreads or concessions on principal transactions for any such period.



                      INFORMATION ABOUT THE FUND

        The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

        Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. A Portfolio's shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


        Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affect by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule.


        The Fund will send annual and semi-annual financial statements to all its shareholders.



             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                        AND INDEPENDENT ACCOUNTANTS

        Comerica Bank, a Michigan banking corporation, 100 Renaissance Center, Detroit, Michigan 48243, acts as custodian of the Fund's investments. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation,
P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither Comerica Bank nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

        Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Fund's Prospectus.


        Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, independent accountants, have been selected as auditors of the Fund.




                               APPENDIX


        Description of the highest commercial paper rating assigned by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff").


        The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

        The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.













DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS                                   AUGUST 31, 1995
LARGE COMPANY GROWTH PORTFOLIO


SHARES            COMMON STOCKS-99.5%                      VALUE
_______                                                    _______
                  ADVERTISING-.3%
900               Interpublic Group Cos.            $       34,988
500               Omnicom Group                             31,375
                                                            ______
                                                            66,363
                                                            ______
                  AEROSPACE & DEFENSE-2.1%
4,300             Boeing                                    274,125
600               Northrop Grumman                          36,525
1,600             Raytheon                                  129,400
                                                            ______
                                                            440,050
                                                            ______
                  AUTO PARTS-.6%
1,800 (a)         AutoZone                                  48,375
1,600             Genuine Parts                             63,000
900               Pep Boys-Manny, Moe & Jack                24,750
                                                            ______
                                                            136,125
                                                            ______
                  BANKING-.9%
1,800             MBNA                                      63,900
4,100             Norwest                                   123,512
                                                            ______
                                                            187,412
                                                            ______
                  BASIC INDUSTRIES-.9%
7,215             Archer-Daniels-Midland                    119,949
1,100             Fluor                                     64,350
                                                            ______
                                                            184,299
                                                            ______
                  BEVERAGES-7.9%
3,300             Anheuser-Busch                            188,513
16,200            Coca-Cola                                 1,040,850
10,100            PepsiCo                                   457,025
                                                            ______
                                                            1,686,388
                                                            ______
                  BUILDING MATERIALS-.4%
1,100             Nucor                                     53,900
1,100             Sherwin-Williams                          39,463
                                                            ______
                                                            93,363
                                                            ______
                  CHEMICALS-.7%
800               Great Lakes Chemical                      52,900
500               Loctite                                   24,000
800               Lubrizol                                  24,800
600               Millipore                                 20,925
600               Sigma-Aldrich                             28,800
                                                            ______
                                                            151,425
                                                            ______
                  COMMERCIAL SERVICES-.7%
2,250 (a)         CUC International                         76,781


SHARES            COMMON STOCKS (CONTINUED)                   VALUE
____                                                        _______
                  COMMERCIAL SERVICES (CONTINUED)
800               Ecolab                                    $21,900
1,200             Service Corp International                42,000
                                                            ______
                                                            140,681
                                                            ______
                  COMPUTER SOFTWARE & SERVICES-9.4%
800 (a)           ADC Telecommunications                    31,000
800               Adobe Systems                             40,800
600               Autodesk                                  27,675
1,800             Automatic Data Processing                 117,000
600 (a)           BMC Software                              25,575
900 (a)           Cabletron Systems                         47,587
2,000             Computer Associates International         139,000
800 (a)           Computer Sciences                         48,200
500 (a)           Dell Computer                             38,500
600 (a)           Electronic Arts                           22,800
400               HBO & Co.                                 22,000
500               Linear Technology                         40,500
400 (a)           Maxim Integrated Products                 30,500
2,600             Micron Technology                         199,875
7,400 (a)         Microsoft                                 684,500
 4,900 (a)        Novell                                    88,200
5,600 (a)         Oracle                                    224,700
700 (a)           Parametric Technology                     38,675
500               Paychex                                   20,500
900 (a)           Seagate Technology                        39,825
1,200 (a)         Sun Microsystems                          69,450
                                                            ______
                                                            1,996,862
                                                            ______

                  COSMETICS & TOILETRIES-1.9%
900               Avon Products                             63,563
1,800             Colgate-Palmolive                         122,400
5,500             Gillette                                  229,625
                                                            ______
                                                            415,588
                                                            ______
                  DRUGS & PHARMACEUTICALS-11.5%
10,100            Abbott Laboratories........               391,375
800               Allergan                                  24,300
3,400 (a).        Amgen                                     162,775
600               Cardinal Health                           32,100
600 (a)           Forest Labs                               26,850
1,400             IVAX                                      35,875
8,300             Johnson & Johnson                         572,700
15,800            Merck & Co.................               788,025

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                       AUGUST 31, 1995
                  LARGE COMPANY GROWTH PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)  VALUE
____                                       ______-
                  DRUGS & PHARMACEUTICALS (CONTINUED)
1,500             Mylan Laboratories                        $34,312
1,700             Rhone-Poulenc Rorer                       75,225
4,600             Schering-Plough                           214,475
2,200    .        Upjohn                                    93,225
                                                            ______
                                                            2,451,237
                                                            ______
                  ELECTRONICS-16.8%
500 (a).          Altera                                    31,313
1,600             Duracell                                  71,400
3,000             Emerson Electric                          214,125
21,700            General Electric.                         1,277,588
600               Grainger (W.W.)                           35,700
6,500             Hewlett-Packard                           520,000
415               Hubbell, Cl. B                            24,329
10,600            Intel                                     650,575
1,200    .        Loral                                     65,700
7,500             Motorola                                  560,625
500    .          Perkin-Elmer                              17,062
900               Premier Industrial                        21,600
1,200             Sensormatic Electronics                   25,200
600 (a)           Vishay Intertechnology                    24,300
894 (a).          Xilinx                                    38,330
                                                            ______
                                                            3,577,847
                                                            ______
                  ENTERTAINMENT-.8%
3,700             Carnival Cruise Lines, Cl. A              80,475
1,300 (a)         Circus Circus Enterprises                 42,575
1,300 (a)         Harrah's Entertainment                    41,438
400 (a)           King World Productions                    15,200
                                                            ______
                                                            179,688
                                                            ______
                  ENVIRONMENTAL-.3%
975 (a)           Thermo Instrument Systems                 24,984
2,300             Wheelabrator Technologies                 35,938
                                                            ______
                                                            60,922
                                                            ______
                  FINANCE & FINANCIAL SERVICES-2.3%
550               ADVANTA, Cl. A                            22,756
1,300             Block (H & R)                             50,700
1,100             Equifax                                   42,762
800    ...        Fifth Third Bancorp                       45,000
1,000    .        Franklin Resources                        55,000
900    ...        Green Tree Financial                      52,425
600               Kansas City Southern Industries           26,400
1,366             Mercury Finance                           31,247
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
____                                                        _______
                  FINANCE & FINANCIAL SERVICES (CONTINUED)
700               Northern Trust                           $31,500
1,200    .        Schwab (Chas)                             55,800
1,100             State Street Boston                       40,563
1,100             Synovus Financial                         28,050
                                                            ______
                                                            482,203
                                                            ______
                  FOOD DISTRIBUTORS-.3%
2,400             Sysco                                     69,000
                                                            ______
                  FOODS-4.4%
3,100    ..       Campbell Soup                             141,825
3,100    .        ConAgra                                   117,413
2,000    ..       General Mills                             103,250
3,300             Heinz (H.J.)                             139,837
1,100             Hershey Foods                              65,863
900               Hormel (Geo A)                            21,600
2,800             Kellogg                                   189,000
1,050             Pioneer Hi-Bred International              45,150
1,600             Quaker Oats                                55,600
1,400             Wrigley, (WM) Jr.                         63,175
                                                             ______
                                                            942,713
                                                             ______
                  HEALTH CARE-1.5%
5,700             Columbia/HCA Healthcare                   267,900
700 (a)...        Foundation Health                         24,238
700               Manor Care                                22,663
                                                             ______
                                                            314,801
                                                             ______
                  HOUSEHOLD APPLIANCES-.2%
900               Whirlpool                                  49,050
                                                             ______
                  HOUSEHOLD PRODUCTS-3.7%
800               Clayton Homes                             18,900
2,000             Newell                                    50,000
800    ..         Premark International                     41,900
8,800             Procter & Gamble                          610,500
2,000             Rubbermaid                                59,500
                                                             ______
                                                            780,800
                                                             ______
                  INSURANCE-4.6%
1,325    ..       AFLAC                                     54,159
6,075             American International Group              489,797
800    ..         GEICO                                     54,600
1,100    .        General Re                                163,487
800               MGIC Investment                           44,800
800    .          Progressive Corp, Ohio                    35,500

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
LARGE COMPANY GROWTH PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  INSURANCE (CONTINUED)
 400    .         SunAmerica                                $23,900
900    ..         Torchmark                                 36,000
300    .          Transatlantic Holdings                    21,000
2,000             U.S. HealthCare                           64,000
                                                             ______
                                                            987,243
                                                             ______
                  LEISURE TIME-.1%
2,100             International Game Technology             29,925
                                                             ______
                  MACHINERY-.2%
1,125             Thermo Electron                           48,516
                                                             ______
                  MANUFACTURING-1.1%
1,100 (a)         American Power Conversion                 18,425
900    .          Hillenbrand Industries                     26,662
1,400             Illinois Tool Works                        85,750
600    .          Leggett & Platt                            29,025
1,500             Pall                                      32,813
600 (a)           Solectron                                 21,300
1,200    .        Worthington Industries                    24,000
                                                             ______
                                                            237,975
                                                             ______
                  MEDICAL SUPPLIES-1.3%
800               Becton, Dickinson                          45,100
1,300 (a)..       Biomet                                     20,963
1,500             Medtronic                                 141,562
 600 (a).         St. Jude Medical                          35,775
700               Stryker                                    29,225
                                                             ______
                                                            272,625
                                                             ______
                  OFFICE & BUSINESS EQUIPMENT-.4%
1,900             Pitney Bowes                              77,187
                                                             ______
                  OIL & GAS-.2%
2,000    .        Enron Oil & Gas                           46,500
                                                             ______
                  PACKAGING-.5%
900               Bemis                                     26,100
1,100 (a)..       Crown Cork & Seal                         49,500
1,100    .        Sonoco Products                           29,562
                                                             ______
                                                            105,162
                                                             ______
                  PRINTING & PUBLISHING-1.0%
1,000             American Greetings, Cl. A                 30,750
1,700             Gannett                                   90,950
1,600 (a)         Marvel Entertainment Group                23,000
1,400             Readers Digest Association, Cl. A          64,750
                                                             ______

                                                             209,450
                                                             ______
SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                       _______
                  RADIO & TV BROADCASTING-1.3%
2,000             Capital Cities/ABC                        $230,000
1,100             Scripps (E.W.), Cl. A                     36,987
                                                             ______
                                                            266,987
                                                             ______
                  RESTAURANTS-1.6%
725 (a)           Brinker International                     12,144
600               Cracker Barrel Old Country                12,225
8,800             McDonald's                                321,200
                                                             ______
                                                            345,569
                                                             ______
                  RETAIL-8.4%
3,100             Albertson's                               98,813
1,200             Circuit City Stores                       41,400
900               Dayton Hudson                             65,812
725               Dollar General                            19,031
1,800             Gap                                       57,825
5,766             Home Depot                                229,919
4,600             Limited                                   85,100
3,100    ..       May Department Stores                    131,363
1,000    .        Nordstrom                                 41,250
2,000 (a)         Office Depot                              62,250
3,600 (a).        Toys `R' Us                               93,600
500 (a)           Viking Office Products                    18,000
29,400            Wal-Mart Stores                           723,975
3,200             Walgreen                                  78,400
900               Winn-Dixie Stores                         53,550
                                                             ______
                                                            1,800,288
                                                             ______
                  TECHNOLOGY-7.1%
20,200            AT&T...                                   1,141,300
1,100 (a).        Applied Materials                         114,400
1,200 (a).        Atmel                                     37,950
3,400 (a)..       cisco Systems                             223,125
                                                             ______
                                                            1,516,775
                                                             ______
                   TELECOMMUNICATIONS-.5%
500 (a)..         Andrew                                    29,125
1,100 (a).        Tellabs                                   51,425
249 (a)...        U.S. Robotics                             34,922
                                                             ______
                                                            115,472
                                                             ______
                  TEXTILES-1.1%
800    .          Cintas                                    30,200
900               NIKE, Cl. B                               83,363
1,100    ...      Reebok International                      39,050
1,500             Shaw Industries                           22,500

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
LARGE COMPANY GROWTH PORTFOLIO (CONTINUED)
LARGE COMPANY VALUE PORTFOLIO

SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                      _______
                  TEXTILES (CONTINUED)
800    ..         Unifi                                     $20,200
800    ...        V.F.                                      43,800
                                                             ______
                                                            239,113
                                                             ______
                  TIRE & RUBBER GOODS-.1%
1,100             Cooper Tire & Rubber                      28,600
                                                             ______
                  TOBACCO-.3%
2,500             UST                                       68,125
                                                             ______
                  TOYS-.6%
1,000    .        Hasbro                                    32,375
2,900    .        Mattel                                    84,100
                                                             ______
                                                            116,475
                                                             ______
                  TRANSPORTATION-.1%
500    ...        Illinois Central                          19,188
                                                             ______
                  UTILITIES-TELEPHONE-1.4%
700               Century Telephone Enterprises             19,512
2,818 (a)         Citizens Utility, Cl. A                   30,998
1,100    ...      Frontier                                  30,663
9,000    .        MCI Communications                        216,562
                                                             ______
                                                            297,735
                                                             ______
            TOTAL COMMON STOCKS
            (cost $17,491,165).                             $21,235,727
                                                           ============

PRINCIPAL
AMOUNT            SHORT-TERM INVESTMENTS-.6%
  ____
                  U.S. TREASURY BILLS:
65,000            5.84%, 11/2/1995...                       $64,407
65,000            6.15%, 11/16/1995..                       64,272
                                                             ______
            TOTAL SHORT-TERM INVESTMENTS
            (cost $128,662)                                 $128,679
                                                            ========
TOTAL INVESTMENTS
  (cost $17,619,827)..                100.1%                $21,364,406
                                      ======                ===========
LIABILITIES, LESS CASH
  AND RECEIVABLES.                     (.1%)                $(15,959)
                                      =======               ==========
NET ASSETS                             100.0%               $21,348,447
                                       =======              ===========
SHARES            COMMON STOCKS-99.2%                       VALUE
  ____                                                      _______
                  AEROSPACE & DEFENSE-1.0%
1,700    ...      General Dynamics                          $89,463
2,200             Textron                                   150,700
                                                             ______
                                                            240,163
                                                             ______
                  AUTOMOTIVE-6.0%
9,500    ...      Chrysler                                  511,812
26,500            Ford Motor.                               811,562
900    .          PACCAR                                    44,550
                                                             ______
                                                            1,367,924
                                                             ______
                  BANKING-24.6%
3,200             Ahmanson (HF) & Co.                       76,000
5,200    ...      American General                          183,300
1,600             AmSouth Bancorp                           59,800
10,300            Banc One...                               346,338
1,350    .        Bancorp Hawaii                            45,225
2,907    .        Bank of Boston                            127,908
5,000    ...      Bank of New York                          217,500
 9,800            BankAmerica                               553,700
2,100    ...      Bankers Trust NY                          144,637
2,600    ..       Barnett Banks                             148,525
3,400    ...      Boatmen's Bancshares                      125,800
4,700             Chase Manhattan                           270,250
6,300    ...      Chemical Banking                          366,975
3,100    ...      Comerica                                  110,438
3,600    ..       First Bank System                         164,250
2,400    ..       First Chicago                             152,100
2,300    .        First Fidelity Bancorp                    150,362
1,800    ..       First of America Bank                     79,650
1,400    .        First Security                            44,100
1,000             First Tennessee National                  53,000
4,500             First Union                               225,562
900    ...        First Virginia Banks                      37,012
2,000             Firstar                                   74,250
1,000    ..        Integra Financial                        56,125
6,228             KeyCorp                                   193,068
1,600    .        Mercantile Bancorp                        72,400
1,800    ...      Meridian Bancorp                          72,225
400    ..         Michigan National                         43,025


DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                    AUGUST 31, 1995
LARGE COMPANY VALUE PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                   BANKING (CONTINUED)
1,400    ..       Midlantic                                $ 72,100
4,900    ..       Morgan (J.P.)                             357,087
4,200             NBD Bancorp                                150,150
3,900    ..       National City                            116,025
1,250    .        Old Kent Financial                        47,656
6,000             PNC Bank                                  157,500
1,600    ..       Regions Financial                         64,400
1,400    ..       Republic New York                         78,750
1,900    .        Signet Banking                            49,637
2,400    .        SouthTrust                                62,100
900    ..         Star Banc                                 47,700
1,600    ..       UJB Financial                             55,400
4,500             Wachovia                                  178,875
                                                             ______
                                                            5,630,905
                                                             ______
                  BEVERAGES-.3%
1,900             Brown-Forman, Cl. B                        70,300
                                                             ______
                  BROKERAGE-1.6%
3,025    ..       Bear Stearns Cos.                          62,390
1,400             Edwards (AG)                              34,125
4,500    ..       Merrill Lynch                             259,313
                                                             ______
                                                            355,828
                                                             ______
                  CHEMICALS-.4%
2,700    ..       Ethyl                                     29,363
1,600    ..       Witco                                     53,200
                                                             ______
                                                            82,563
                                                             ______
                  ELECTRONICS-.1%
1,100             National Service Industries               31,900
                                                             ______
                  ENERGY-12.9%
1,600             Ashland Oil                                52,400
32,400            Exxon..                                   2,227,500
200               FINA, Cl. A                               9,250
1,200     ..      Pennzoil                                  52,800
6,700    .        Texaco                                    433,825
8,513    .        USX-Marathon Group                        175,581
                                                             ______
                                                            2,951,356
                                                             ______
                  FINANCE-4.5%
1,100    ..       Crestar Financial                          62,012
2,000             First Interstate Bancorp                  191,000

3,600    ..       Fleet Financial Group                     133,200
3,500             Great Western Financial                    81,813
SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                       _______
                  FINANCE (CONTINUED)
7,100             NationsBank                               $435,763
1,800             Transamerica                              122,400
                                                             ______
                                                            1,026,188
                                                             ______
                  FOREST & PAPER PRODUCTS-1.3%
1,000             Federal Paper Board                       39,625
5,400             Weyerhaeuser                              248,400
                                                             ______
                                                            288,025
                                                             ______
                  HOLDING COMPANIES-1.4%
600               Harsco                                    33,600
7,140             RJR Nabisco                               203,490
1,500             Temple-Inland                             77,625
                                                             ______
                                                            314,715
                                                             ______
                  INSURANCE-3.9%
2,900    .        Aetna Life & Casualty                     197,925
2,700             Aon                                       105,300
1,900             CIGNA                                     183,825
1,200             Jefferson-Pilot                           75,450
2,600             Lincoln National                          111,800
1,600    .        SAFECO                                    103,400
2,100    .        St. Paul Cos.                             113,925
                                                             ______
                                                            891,625
                                                             ______
                  MACHINE TOOLS-.2%
1,200             Snap-On                                   49,200
                                                             ______
                  MANUFACTURING-.4%
1,100    .        Johnson Controls                          66,962
700    ..         Timken                                    31,588
                                                             ______
                                                             98,550
                                                             ______
                  MINING & MINERALS-.3%
2,400             Cyprus Amax Minerals                      67,200
                                                             ______
                  OFFICE & BUSINESS EQUIPMENT-.3%
1,000             Harris                                    57,625
                                                             ______
                  PUBLISHING-.6%
2,500    ..       New York Times, Cl. A                     62,188
2,800             Times Mirror, Cl. A                       85,750
                                                             ______
                                                            147,938
                                                             ______
                  RAILROADS-1.5%
5,300             Union Pacific                              347,150
                                                             ______

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
LARGE COMPANY VALUE PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  RETAIL-3.0%
2,700             Melville                                   $90,113
6,100             Penney (J.C.)                             276,025
10,000            Sears, Roebuck.                           323,750
                                                             ______
                                                            689,888
                                                             ______
                  TELECOMMUNICATIONS-11.6%
13,000            BellSouth..                               893,750
25,000            GTE                                       915,625
10,900            Pacific Telesis Group..                   309,288
12,200            U S West                                  530,700
                                                             ______
                                                            2,649,363
                                                             ______
                  TOBACCO-.9%
5,100             American Brands                           214,200
                                                             ______
                  TRANSPORTATION-.2%
2,200             Ryder System                              53,350
                                                             ______
                  UTILITIES-21.6%
3,400    .        Allegheny Power System                    82,875
4,800             American Electric Power                   163,800
3,700             Baltimore Gas & Electric                  97,125
2,400             CMS Energy                                59,100
4,000    .        Carolina Power & Light                    122,500
3,400             Centerior Energy                          36,550
6,100             Consolidated Edison                       172,325
2,900             DPL                                       64,525
1,800             DQE                                       42,975
1,800    .        Delmarva Power & Light                    39,150
3,900    ..       Detroit Edison                            119,437
4,400             Dominion Resources                        158,950
5,300    .        Duke Power                                 215,312
5,900    .        Entergy                                   141,600
4,800             FPL Group                                 186,600
2,600             Florida Progress                          78,975
3,400             Houston Industries                        144,075
900               IPALCO Enterprises                        31,162
2,100             Illinova                                  52,762
1,400             Kansas City Power & Light                 31,325
3,100             Long Island Lighting                      52,700
1,200             Montana Power                             26,400
1,500             NIPSCO Industries                         49,125
1,800             New England Electric System               63,000
1,800             New York State Electric & Gas             43,425

3,700             Niagara Mohawk Power                      44,400
3,100             Northeast Utilities                       70,912
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
 ____                                                       _______
                  UTILITIES (CONTINUED)
1,700    ..       Northern States Power                     $72,462
4,000             Ohio Edison                               86,500
1,200             Oklahoma Gas & Electric                   42,450
5,800    .        PECO Energy                               154,425
4,000             PP & L Resources                           87,500
11,100            Pacific Gas & Electric.                   319,125
7,800    .        PacifiCorp                                141,375
2,400    ..       Pinnacle West Capital                     59,700
3,100    .        Potomac Electric Power                    66,263
1,700             Public Service Co. of Colorado            55,038
6,400             Public Service Enterprise Group           176,000
1,900             Puget Sound P&L                           41,088
2,700    ..        SCANA                                    62,775
11,900            SCEcorp.                                  197,838
2,900             San Diego Gas & Electric                  63,075
17,200            Southern.                                 363,350
5,900    ..       Texas Utilities                           205,025
5,500    .        Unincom                                   154,688
2,600             Union Electric                            92,625
1,800             Western Resources                         54,450
2,700    .        Wisconsin Energy                          72,563
                                                             ______
                                                            4,959,400
                                                             ______
                  UTILITIES-NATURAL GAS DISTRIBUTORS-.6%
2,100    .        Pacific Enterprises                       50,400
3,700             Panhandle Eastern                         92,500
                                                             ______
                                                            142,900
                                                             ______
                  TOTAL COMMON STOCKS
                   (cost $20,522,037)                       $22,728,256
                                                            ===========
PRINCIPAL
AMOUNT            SHORT-TERM INVESTMENTS-1.3%
  ____
                  U.S. TREASURY BILLS:
$104,000            5.84%, 11/2/1995.                       $103,052
100,000    .        6.15%, 11/16/1995                       98,880
101,000    .        5.72%, 11/24/1995                       99,749
                                                             ______


                  TOTAL SHORT-TERM INVESTMENTS
                  (cost $301,641)                           $301,681
                                                            =========
                  TOTAL INVESTMENTS
                  (cost $20,823,678).        100.5%         $23,029,937
                                             ======         ===========
                  LIABILITIES, LESS CASH
                  AND RECEIVABLES..            (.5%)        $(103,682)
                                               =====        ===========
                  NET ASSETS                  100.0%.        $22,926,255
                                              =====          ===========

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
SMALL COMPANY GROWTH PORTFOLIO

SHARES            COMMON STOCKS-99.4%                       VALUE
  ____                                                      _______
                  AIR TRANSPORTATION-.4%
2,500             Air Express International                 $56,875
1,400    .        Skywest                                    31,675
                                                             ______
                                                            88,550
                                                             ______
                  AUTO PARTS-.8%
2,550 (a)        Jason                                      25,341
5,100             Superior Industries International         151,088
                                                             ______
                                                            176,429
                                                             ______
                  BANKING-.7%
2,600             Astoria Financial                         111,800
1,200 (a)..       CSF Holdings                              46,650
                                                             ______
                                                            158,450
                                                             ______
                  BIOTECHNOLOGY-1.3%
1,200             Collagen                                  21,600
4,900 (a).        Nellcor                                   254,800
                                                             ______
                                                            276,400
                                                             ______
                  BROKERAGE-.2%
1,000    .        Pioneer Group                             28,500
600..             SEI                                       13,275
                                                             ______
                                                             41,775
                                                             ______
                  BUILDING MATERIALS-.2%
1,500 (a).        Fibreboard                                35,625
                                                             ______
                  CHEMICALS-1.5%
3,900 (a)..       Airgas                                    107,250
1,200 (a)..       IDEXX Laboratories                        40,650
7,600 (a)         Scotts Company (The), Cl. A               171,000
                                                             ______
                                                            318,900
                                                             ______
                  COMMERCIAL SERVICES-2.4%
2,200 (a)         DeVRY                                     48,675
4,100 (a)         Franklin Quest                            94,812
1,400 (a)         Insurance Auto Auctions                   17,850
2,200 (a).        Interim Services                          57,200
10,800(a)         Robert Half International                 306,450
                                                             ______
                                                            524,987
                                                             ______
                  COMPUTER SOFTWARE & SERVICES-15.7%
2,700 (a)..       Acxiom                                    72,562
5,600 (a)         American Management Systems               142,800
1,200 (a).        BancTec                                   20,700
3,100 (a).        Broderbund Software                       228,238
3,400 (a)..       Cerner                                    116,450
1,900 (a)         Computer Network Technology               16,150
SHARES            COMMON STOCKS (CONTINUED)                  VALUE
                  COMPUTER SOFTWARE & SERVICES (CONTINUED)
2,540 (a).        Comverse Technology                       $50,800
2,000 (a)         Electronics For Imaging                   113,000
2,900 (a).        Exabyte                                   43,862
6,600 (a)..       FIserv                                    188,100
1,400    .        Fair Issac & Co.                          36,400
1,900 (a)         Franklin Electronic Publishers            57,237
100 (a)            Hutchinson Technology                    7,825
900 (a)           Hyperion Software                         41,850
3,600 (a)         Information Resources                     46,350
3,450 (a)         Keane                                     90,563
3,900 (a)         Komag                                     242,775
2,900 (a)         MICROS Systems                             98,963
1,000 (a)..        Network General                          35,187
1,300 (a)         Progress Software                         75,725
5,500 (a)         Pyxis                                     124,438
7,600 (a).        Quantum                                   182,400
6,300             Reynolds & Reynolds, Cl. A                 202,387
3,900 (a)         Safeguard Scientifics                     195,488
9,600 (a).        Stratus Computer                          268,800
3,600 (a)         Structural Dynamics Research              65,250
8,700 (a)         SunGard Data Systems                      241,425
1,000    ..       System Software                           31,564
4,600 (a)         Systems & Computer Technology             122,475
4,800 (a)..       Tech Data                                 57,000
4,973 (a)         Zilog                                     221,298
                                                             ______
                                                            3,438,062
                                                             ______
                  COSMETICS & TOILETRIES-.2%
1,572             Nature's Sunshine Products                36,942
                                                             ______
                  DISTRIBUTION-.1%
3,500 (a).        Merisel                                   22,313
                                                             ______
                  ELECTRONICS-12.0%
8,700             Allen Group                               283,837
3,000             Dallas Semiconductor                      71,250
2,100 (a)..       Gentex                                    51,450
2,500 (a).        ITEL                                      94,375
19 (a)..          Input/Output                              708
5,600 (a)         Lattice Semiconductor                     184,100
7,800 (a).        Marshall Industries                       247,650
3,000 (a).        Novellus Systems                          221,062
6,400 (a)         Oak Industries                            189,600
200    ..         Pacific Scientific                          5,025
1,850             Pioneer Standard Electronics              47,638
2,200 (a)         Presstek                                  113,850

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                    AUGUST 31, 1995
                  SMALL COMPANY GROWTH PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                      _______
                  ELECTRONICS (CONTINUED)
400 (a)..         Rogers                                    $11,400
2,200 (a)         SCI Systems                               68,200
3,800 (a)         Silicone Valley Group                     163,400
1,200 (a)..       Special Devices                           21,300
6,600 (a).        Symbol Technologies                       229,350
3,500 (a)         Tech-Sym                                  101,937
2,400 (a)..       Three-Five Systems                        71,700
3,300 (a)         Unitrode                                  99,000
6,100 (a)..       VLSI Technology                           201,300
5,250    .        Wireless Telecom Group                    92,531
2,700    ..       X-Rite                                    53,325
                                                             ______
                                                            2,623,988
                                                             ______
                  ENTERTAINMENT-.7%
700 (a).          Grand Casinos                             25,638
4,000 (a)..       Primadonna Resorts                        81,000
3,400 (a)..       Rio Hotel & Casino                        44,200
                                                             ______
                                                            150,838
                                                             ______
                  ENVIRONMENTAL-1.8%
4,400 (a)         Allwaste                                  23,650
500               IMCO Recycling                            10,125
4,600 (a)         Sanifill                                  146,625
3,500 (a)..       USA Waste Services                        68,250
6,700 (a)         U.S. Filter                               147,400
                                                             ______
                                                            396,050
                                                             ______
                  FINANCE-1.8%
2,100 (a)         Autofinance Group                         34,650
3,500 (a)         Concord EFS                               99,750
3,600             Money Store                               236,250
1,100 (a).        Primark                                   27,775
                                                             ______
                                                            398,425
                                                             ______
                  FOODS-1.3%
2,700 (a)         Canandaigua Wine, Cl. A                   127,575
5,000             Richfood Holdings                         121,250
2,000 (a).        Smithfield Foods                          44,500
                                                             ______
                                                            293,325
                                                             ______
                  HOMEBUILDING-1.2%

6,600    ..       Centex                                   193,050
4,200 (a).        Toll Brothers                             75,075
                                                             ______
                                                            268,125
                                                             ______
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  HOSPITAL MANAGEMENT-10.8%
5,300 (a)         Genesis Health Ventures                   $ 167,612
5,800 (a)..       HealthCare COMPARE                        218,225
11,700(a)         Health Care & Retirement                  368,550
4,300 (a)..       Healthsource                              172,000
9,300 (a)..        Horizon Healthcare                       203,438
7,700             Integrated Health Services                230,037
2,400 (a)         Living Centers of America                 73,200
1,400 (a)         Pacific Physician Services                24,500
1,900 (a)         Quantum Health Resources                  24,225
7,300 (a)         Sierra Health Services                    195,275
2,500 (a)         Universal Health Services, Cl. B          85,938
10,400 (a)        Vencor                                    308,100
8,900 (a)         Vivra                                     294,812
                                                             ______
                                                            2,365,912
                                                             ______
                  INSURANCE-2.8%
5,800 (a).        Capsure Holdings                          79,750
7,632 (a)         FHP International                         188,892
1,300 (a)         Fund American Enterprise                  94,250
600 (a).          Markel                                    40,800
4,800 (a).        United Insurance                          70,800
3,700             Vesta Insurance Group                     138,750
                                                             ______
                                                            613,242
                                                             ______
                  LEISURE TIME-3.1%
6,900 (a)         Acclaim Entertainment                     174,225
3,650             Arctco                                    49,731
10,300            Callaway Golf..                           159,650
4,500 (a)         Chris-Craft Industries                    202,500
1,200 (a).        Coleman                                   45,300
1,100 (a).        GC Companies                              36,850
                                                             ______
                                                            668,256
                                                             ______
                  MACHINERY-3.3%
3,700             AGCO                                      179,912
2,200 (a).        Cognex                                    109,725
800 (a).          Electroglas                               60,400
100 (a).          Ionics                                    3,938
2,600 (a)         Kulicke & Soffa Industries                101,075
1,900             Roper Industries                          64,600
5,600 (a)         Thermo Power                              89,600
1,900 (a)         Zebra Technologies, Cl. A                 110,675
                                                             ______
                                                            719,925
                                                             ______

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                   AUGUST 31, 1995
                  SMALL COMPANY GROWTH PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  MANUFACTURING-6.2%
9,200             Breed Technologies                       $175,950
7,900 (a)         Champion Enterprises                       134,300
700..             IDEX                                      28,175
1,700 (a).        InterVoice                                37,612
1,300 (a).        Lydall                                   31,038
2,100             Medusa                                   57,750
3,000             NACCO Industries, Cl. A                   172,500
7,400             Oakwood Homes                             236,800
3,400 (a).        Paxar                                      62,475
5,400 (a).        Shorewood Packaging                       97,200
2,200 (a)         Thermo Process Systems                    25,850
6,800 (a).        VeriFone                                  192,950
3,000             Wabash National                           109,500
600               Winnebago Industries                      5,025
                                                             ______
                                                            1,367,125
                                                             ______
                  MEDICAL SUPPLIES & SERVICES-4.7%
2,800    .        Arrow International                       114,800
2,800 (a)         Coastal Physician Group                   42,350
2,100 (a)         Cordis                                    162,225
4,500    .        DENTSPLY International                    167,625
2,000 (a).        Datascope                                 42,000
1,800             Invacare                                  77,850
2,400 (a).        Respironics                               42,600
1,400 (a).        Rotech Medical                            36,050
3,600 (a)         STERIS                                    105,750
7,700 (a).        Sunrise Medical                           199,237
2,300 (a)         Tecnol Medical Products                   41,688
                                                             ______
                                                            1,032,175
                                                             ______
                  METALS-1.7%
3,800 (a)..       Magma Copper Cl. B                        69,350
950 (a)           Material Sciences                         18,287
2,000 (a)..       Mueller Industries                        110,500
2,300 (a).        WHX                                       29,038
5,300 (a)         Whittaker                                 103,350
1,200 (a).        Wolverine Tube                            46,800
                                                             ______
                                                            377,325
                                                             ______
                  OIL & GAS-3.2%
1,100 (a)         BJ Services                               27,500
4,900 (a).        Ensco International                       88,200
12,800(a)         Nabors Industries.                        118,400
2,517 (a).        Nuevo Energy                              62,296
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
 ____                                                       _______
                  OIL & GAS (CONTINUED)
3,000 (a)         Oceaneering International                 $35,250
4,300 (a)..       Offshore Logistics                        59,125
3,000    ..       Phoenix Resource Cos.                     109,875
200               Pogo Producing                            4,750
3,100 (a).        Seitel                                    80,988
600 (a).          Southern Union                            10,500
1,100 (a).        Tejas Gas                                 54,725
2,700    .        Vintage Petroleum                         54,000
                                                             ______
                                                            705,609
                                                             ______
                  PRINTING & PUBLISHING-2.3%
6,600    .        Belo (A.H.), Cl. A                        231,825
3,300 (a)..       Catalina Marketing                        178,200
1,100 (a).        Devon Group                               44,137
1,875             Thomas Nelson                             47,812
                                                             ______
                                                            501,974
                                                             ______
                  RADIO & TV BROADCASTING-2.3%
10,400 (a)        BET Holdings, Cl. A..                     191,100
2,955 (a)         Clear Channel Communication               220,517
3,300 (a)         Heritage Media, Cl. A                     93,225
300 (a)           Westcott Communications                   4,463
                                                             ______
                                                            509,305
                                                             ______
                  RESTAURANTS-1.9%
3,150             Apple South                               77,175
900               Applebee's International                  27,000
3,900 (a).        Buffets                                   51,188
1,300 (a).        IHOP                                      33,313
5,500 (a)         Lone Star Steakhouse & Saloon             220,687
                                                             ______
                                                            409,363
                                                             ______
                  RETAIL-6.3%
6,700 (a)         Best Buy                                  182,575
4,150 (a)..       Bombay                                    34,756
5,150 (a)         Burlington Coat Factory                   61,800
2,400    ..       Claire's Stores                           51,900
8,000 (a).        Consolidated Stores                       176,000
1,200 (a).        Dress Barn                                11,400
1,000 (a)         Fabri-Centers America, Cl. A              13,625
1,000 (a)         Fabri-Centers America, Cl. B              11,375
5,000             Fastenal                                  165,000
4,400 (a).        Lands' End                                76,450
6,200    ..       Lennar                                    120,125
3,300 (a)         MacFrugals Bargains Closeouts             55,275

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                   AUGUST 31, 1995
                  SMALL COMPANY GROWTH PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  RETAIL (CONTINUED)
8,600 (a)..       Michaels Stores                           $139,750
1,500 (a)         MicroAge                                  17,625
1,400 (a).        Proffitt's                                36,925
5,300 (a)..       Starbucks                                 212,000
600 (a)           Timberland, Cl. A                         17,475
                                                             ______
                                                            1,384,056
                                                             ______
                  TELECOMMUNICATIONS-2.0%
3,300 (a)         Aspect Telecommunications                 157,575
2,900 (a)         Boston Technology                         40,600
1,500 (a)         California Microwave                      39,375
700 (a).          CommNet Cellular                          19,775
400 (a)..         Dial Page                                 7,500
1,800 (a)..       Digi International                        50,850
1,200 (a)         Nationwide Cellular Service               33,000
1,900 (a)         Octel Communications                      64,837
1,600 (a)         United States Long Distance               23,600
                                                             ______
                                                            437,112
                                                             ______
                  TEXTILES-1.9%
3,900 (a)         Fieldcrest Cannon                         93,112
3,600 (a).        Jones Apparel Group                       125,100
4,600             St. John Knits                            203,550
                                                             ______
                                                            421,762
                                                             ______
                  TRANSPORTATION-2.0%
1,500             Expeditors International,
                  Washington..                              34,875
2,600 (a)..       Fritz Companies                           185,250
3,600 (a)         National Auto Credit                       52,200
2,800 (a).        Wisconsin Central
                  Transportation.                           166,600
                                                             ______
                                                            438,925
                                                             ______
                  TRUCKING-1.6%
7,000 (a)         American Freightways                      135,625
1,591 (a)         Heartland Express                         46,935
1,700 (a).        M.S. Carriers                             31,875
3,100 (a)         Swift Transportation                       61,225
3,200    ..       Werner Enterprises                        64,800
                                                             ______
                                                            340,460
                                                             ______
                  UTILITIES-1.0%
10,400(a)         California Energy.                        217,100
                                                             ______
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                       _______
                  TOTAL COMMON STOCKS
                  (cost $19,717,062)                        $21,758,810
                                                            ===========
                  CONVERTIBLE PREFERRED STOCKS-.2%
1,440             FHP International, Series A
                   (cost $33,817).                          $35,100
                                                            ========
PRINCIPAL
AMOUNT            SHORT-TERM INVESTMENTS-1.6%
____
                  U.S. TREASURY BILLS:
$131,000          5.84%, 11/2/1995..                        $129,805
49,000  ..        6.15%, 11/16/1995                          48,451
182,000  ..       5.72%, 11/24/1995                         179,747
                                                             ______
                  TOTAL SHORT-TERM INVESTMENTS
                  (cost $357,990)                           $358,003
                                                            =========
TOTAL INVESTMENTS
  (cost $20,108,869).              101.2%                   $22,151,913
                                   =======                  ============
LIABILITIES, LESS CASH
  AND RECEIVABLES.                 (1.2%)                   $(269,735)
                                    ____                    ____________
NET ASSETS                         100.0%.                  $21,882,178
                                   =======                 =============

SMALL COMPANY VALUE PORTFOLIO
SHARES            COMMON STOCKS-99.0%
____
                  ADVERTISING-.2%
 3,000            True North Communications                 $64,500
                                                            ______
                  AEROSPACE & DEFENSE-1.0%
 1,300  .         Curtiss-Wright                             57,200
 5,500  ..        Thiokol                                   191,812
                                                             ______
                                                            249,012
                                                             ______
                  AUTO PARTS-2.5%
 4,600  ..        Excel Industries                          60,950
 8,283  ..        Federal-Mogul                             184,296
14,100  .         Safety - Kleen                             190,350
 9,000            Smith (A.O.)                              223,875
                                                             ______
                                                            659,471
                                                            -------
                  BANKING-19.6%
 3,575  .         Associated Banc-Corp                      127,136
2,925  ..         Bancorp South                              117,000
14,300  ..        Bank South                                326,218

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
SMALL COMPANY VALUE PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  BANKING (CONTINUED)
2,400    .        Bankers                                   $42,600
3,342             CNB Bancshares                             96,082
9,700    .        Central Fidelity Banks                    317,675
1,675    .        Chittenden                                45,643
3,400             Citizens Bancorp Maryland                 104,125
4,900    .        Citizens Banking                          149,450
2,394    .        Commerce Bancorp                          53,566
700    .          Commerce Bancshares                       25,112
9,300    ..       Compass Bancshares                        279,000
2,500             Cullen Frost Bankers                      115,000
6,900    ..       Dauphin Deposit                          189,750
4,400    .        Deposit Guaranty                         173,800
3,702    ..       F&M National                             64,785
6,300             First American (Tennessee)                269,325
2,200    ..        Firstbank of Illinois                    62,150
8,200    .        FirstMerit                                219,350
3,920    .        First Michigan Bank                       98,490
2,600    .        Fort Wayne National                       82,550
3,400             Jefferson Bankshares                      76,500
5,300    ..       Keystone Financial                       169,600
5,400    ..       Liberty Bancorp                           198,450
3,600    ..       Mark Twain Bancshares                     126,000
11,700            Mercantile Bankshares                     311,513
3,889    ..       Mid Am                                    60,523
1,100    ..       North Fork Bancorp                        21,313
2,900             Old National Bancorp (Ind)                99,325
3,960             One Valley Bancorp of
                  West Virginia..                           121,770
3,700    .        Republic Bancorp                          49,488
7,460    ..       Summit Bancorporation                     186,500
2,400    .        Susquehanna Bancshares                    67,800
4,600             United Carolina Bancshares                161,000
600               United Counties Bancorp                   116,400
1,500    .        U.S. Trust                                119,625
5,900             Westcorp                                  122,425
3,600    ..       Whitney Holding                           119,700
                                                             ______
                                                            5,086,739
                                                             ______
                  BEVERAGES-.5%
8,200    ..       Coors (Adolph), Cl. B                     139,400
                                                             ______
                  CAPITAL MAINTENANCE SERVICES-.2%
2,100             ABM Industries                            54,075
                                                             ______
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  CHEMICALS-1.1%
2,200    ..       Chemed                                   $77,550
4,600    ..       Dexter                                   113,850
2,000             LeaRonal                                   45,500
3,400    ..       Stepan                                   57,375
                                                             ______
                                                            294,275
                                                             ______
                  COMMERCIAL & PERSONAL SERVICES-2.0%
12,000            Ogden.                                   279,000
2,700             Omega Healthcare Investors                69,525
3,800    ..       PHH                                       165,775
                                                             ______
                                                            514,300
                                                             ______
                  FINANCE-10.7%
4,100    .        Albank Financial                          125,050
3,700    .        Alex Brown                                222,000
1,750    .        Amcore Financial                          35,875
3,400    .        CCB Financial                             164,050
5,100    .        Centura Banks                             158,738
6,600             First Commerce                             212,850
5,000             First Commonwealth Financial               75,625
6,700             First Financial-Wisconsin                 132,325
7,200             First Hawaiian                            200,700
6,100    .        Fourth Financial                          216,550
6,250    .        Fulton Financial                          120,313
3,400    .        JSB Financial                             105,400
6,200             Magna Group                               142,600
3,200    ..        ONBANCorp                                91,600
6,000             Piper Jaffray Cos                         87,000
3,700             Provident Bancorp                         154,937
1,400    .        TCF Financial                             77,875
4,300    .        UMB Financial                             165,550
4,900    ..       USLIFE                                    211,312
2,700             United Bancshares                          80,325
                                                             ______
                                                            2,780,675
                                                             ______
                  FOOD DISTRIBUTORS-2.1%
200               American Maize - Products, Cl. A          7,775
9,200    ..       Flowers Industries                        189,750
4,000    ..       Ingles Markets, Cl. A                     41,500
1,500             Lance                                      27,000
3,300    .        Michael Foods                             42,900
3,700    .        Midwest Grain Products                    64,750
2,500    .        Nash Finch                                50,625

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
                  SMALL COMPANY VALUE PORTFOLIO (CONTINUED)


SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                      _______
                  FOOD DISTRIBUTORS (CONTINUED)
1,300    .        Smith's Food &
                  Drug Centers, Cl. B..                     $24,537
2,900    ..       Smucker (J.M.), Cl. A                     60,900
730    ..         Universal Foods                           23,177
                                                             ______
                                                            532,914
                                                             ______
                  FOREST PRODUCTS-1.1%
1,100    .        Chesapeake                                40,013
12,200            Longview Fibre.                          196,725
3,000    .        Pope & Talbot                             46,875
                                                             ______
                                                            283,613
                                                             ______
                  HOME FURNISHINGS-1.2%
4,800             Kimball International, Cl. B              123,600
1,500             La-Z Boy Chair                             42,563
4,400             Stanhome                                   136,400
                                                             ______
                                                            302,563
                                                             ______
                  HOUSEHOLD APPLIANCES-.3%
1,700             National Presto Industries                 72,250
                                                             ______
                  HOUSING-.3%
6,100             Kaufman & Broad Home                       81,587
                                                             ______
                  INSURANCE-5.6%
2,400             Foremost Corp., America                    96,600
3,815             Fremont General                           103,958
1,600    ..       Hartford Steam Boiler                    74,200
3,600    .        Home Beneficial, Cl. B                    83,700
8,900    ..       Ohio Casualty                             295,925
1,400             Protective Life                             39,900
27,900            Reliance Group Holdings.                  223,200
4,600             Security-Connecticut                       122,475
3,200             Selective Insurance Group                 109,600
1,200    .        Trenwick Group                             56,700
5,300             United Wisconsin Services                 113,950
6,000             Zenith National Insurance                 137,250
                                                             ______
                                                            1,457,458
                                                             ______
                  LEISURE TIME-2.3%
3,518    ..       Anthony Industries                        70,800
14,500            Fleetwood Enterprises                     284,562
7,500             Handleman                                 71,250

500               National Golf Properties                  10,937
200               Outboard Marine                           4,275
2,500             Skyline                                   44,062
SHARES            COMMON STOCKS (CONTINUED)                  VALUE
____                                                         _______
                  LEISURE TIME (CONTINUED)
3,000    .        Sturm Ruger                               $101,250
                                                             ______
                                                            587,136
                                                             ______
                  MACHINERY-.2%
3,400             Thomas Industries                         58,225
                                                             ______
                  MANUFACTURING-2.8%
5,200    .        Arvin Industries                         113,750
3,200             Bassett Furniture                         79,200
4,000    .        Brown Group                                73,000
2,500    .        Cross (A.T.), Cl. A                        39,687
200               Jostens                                   4,800
1,800             Manitowoc                                 49,275
3,700             O'Sullivan                                40,700
2,500             Sealright                                 32,500
3,300             Standard Products                         64,350
6,300             Winnebago Industries                      52,763
11,100            Zero.                                     174,825
                                                             ______
                                                            724,850
                                                             ______
                  MEDICAL SUPPLIES-.9%
3,600             ADAC Laboratories                         41,400
700    .          Beckman Instruments                       20,037
4,400    .        Block Drug Cl. A                          172,700
                                                             ______
                                                            234,137
                                                             ______
                  METALS-2.1%
4,600             Amcast Industrial                         87,400
3,200             Ball                                      108,800
900               Barnes Group                              37,125
3,800    ..       Cleveland - Cliffs                        171,950
4,100    ..       Simpson Industries                        48,175
11,600            UNR Industries..                          91,350
                                                             ______
                                                            544,800
                                                             ______
                  OFFICE & BUSINESS EQUIPMENT-3.3%
3,650             American Business Products                68,893
3,500             General Binding                           71,750
9,600    ..        Hunt Manufacturing                       130,800
6,100             Miller (Herman)                           160,125
6,400             Standard Register                         136,000
5,100             Wallace Computer Services                 294,525
                                                             ______
                                                            862,093
                                                             ______
                  OIL & GAS-1.2%
3,500             National Fuel Gas                         98,438

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                     AUGUST 31, 1995
SMALL COMPANY VALUE PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                  VALUE
  ____                                                      _______
                  OIL & GAS (CONTINUED)
6,100    ..       ONEOK                                     $  133,437
3,000             Questar                                   91,500
                                                             ______
                                                            323,375
                                                             ______
                  RAILROADS-.9%
4,400             GATX                                      227,150
                                                             ______
                  RESTAURANTS-1.0%
7,500             Luby's Cafeterias                         149,063
4,800    .        Sbarro                                    109,800
                                                             ______
                                                            258,863
                                                             ______
                  RETAIL-4.8%
5,800    ..       Blair                                    193,575
12,700            Family Dollar Stores.                      231,775
4,600    ..        Fay's                                    36,800
2,400             Hancock Fabrics                            25,200
4,600             Longs Drug Stores                         170,200
1,300    .        Ross Stores                               20,800
5,600             Ruddick                                   149,800
7,200    ..       Shopko Stores                             90,900
2,424             Strawbridge-Clothier, Cl. A               44,237
21,500            TJX Companies                             268,750
3,900    .        Venture Stores                            22,913
                                                             ______
                                                            1,254,950
                                                             ______
                  STEEL-1.0%
500    .          Birmingham Steel                          10,125
2,000             Carpenter Technology                      152,500
6,700             Chaparral Steel                           77,050
100               Oregon Steel Mills                        1,675
                                                             ______
                                                            241,350
                                                             ______
                  TELECOMMUNICATIONS-1.0%
11,600            Comsat..                                   269,700
                                                             ______
                  TEXTILES-2.2%
8,400             Guilford Mills                            210,000
4,800             Kellwood                                  100,800
3,000             Oxford Industries                         54,000
5,000             Springs Industries, Cl. A                 215,625
                                                             ______

                                                            580,425
                                                             ______
                  TOBACCO-.7%
8,200             Universal                                 184,500
                                                             ______
SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  TRANSPORTATION-1.0%
10,500            Alexander & Baldwin                       $238,875
                                                             ______
                  UTILITIES-ELECTRIC POWER-17.4%
13,320            Atlantic Energy.                          253,080
3,300             Black Hills                               80,025
3,000             CILCORP                                   107,250
8,400             CIPSCO                                    276,150
3,900             Central Hudson Gas & Electric             108,225
7,300             Central Maine Power                       83,950
2,600             Central Vermont Public Service            35,750
4,500             Eastern Utilities Association             105,188
4,800             Empire District Electric                  85,200
5,300             Hawaiian Electric Industries              191,463
7,200             IES Industries                            181,800
6,300             Interstate Power                          154,350
4,300             MDU Resources Group                       130,075
2,400    .        Madison Gas & Electric                    79,200
30,870            MidAmerican Energy.                       439,898
7,700             Minnesota Power & Light                   206,938
11,300            Nevada Power.                             230,238
1,800             Northwestern Public Service               45,225
3,100             Orange/Rockland Utilities                 101,913
12,416            Portland General                          297,984
9,400             Rochester Gas & Electric                  209,150
6,600             Sierra Pacific Resources                  141,900
3,600             Southern Indiana Gas & Electric           113,850
3,900             Southwestern Public Service               117,000
5,800             United Illuminating                       194,300
6,900             WPL Holdings                              196,650
5,400             WPS Resources                             155,925
13,300            Washington Water Power..                  206,150
                                                             ______
                                                            4,528,827
                                                             ______
                  UTILITIES-NATURAL GAS DISTRIBUTORS-6.1%
3,000             Bay State Gas                              70,500
2,000             Colonial Gas                               39,000
2,000             Connecticut Energy                         38,750
2,300             Connecticut Natural Gas                    50,600
4,700             Eastern Enterprises                       143,938
8,000             El Paso Natural Gas                       225,000
2,500             Energen                                   54,688
3,900             Laclede Gas                               77,513

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                    AUGUST 31, 1995
                  SMALL COMPANY VALUE PORTFOLIO (CONTINUED)

SHARES            COMMON STOCKS (CONTINUED)                 VALUE
  ____                                                      _______
                  UTILITIES-NATURAL GAS DISTRIBUTORS (CONTINUED)
3,000             NUI                                       $45,375
4,000             New Jersey Resources                      96,000
3,300    ..       Northwest Natural Gas                     102,300
2,400             Pennsylvania Enterprises                  76,200
7,800             Peoples Energy                            212,550
6,400             Piedmont Natural Gas                      130,400
4,500             Public Service Company of
                  North Carolina.                           68,625
2,414             South Jersey Industries                    47,978
2,800             United Cities Gas                         43,400
2,900             Washington Energy                         48,213
                                                             ______
                                                            1,571,030
                                                             ______
                  UTILITIES-WATER-1.7%
6,100             American Water Works                      182,238
2,600             California Water Service                   80,600
1,700             E'town                                    45,688
2,700    ..       Philadelphia Suburban                     48,600
7,136             United Water Resources                    92,768
                                                             ______
                                                            449,894
                                                             ______
                   TOTAL COMMON STOCKS
                  (cost $24,192,376)                        $25,713,012
                                                            ===========
TOTAL INVESTMENTS
  (cost $24,192,376).          99.0%                        $25,713,012
                               =====                        ===========
CASH AND RECEIVABLES (NET).    1.0%                         $265,200
                               =====                        ===========
NET ASSETS                    100.0%.                       $25,978,212
                              =======                       ===========
NOTE TO STATEMENT OF INVESTMENTS;
 (a)  Non-income producing.








See notes to financial statements.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                      AUGUST 31, 1995
                                                              LARGE            LARGE               SMALL            SMALL
                                                              COMPANY          COMPANY             COMPANY          COMPANY
                                                              GROWTH           VALUE               GROWTH           VALUE
                                                              PORTFOLIO        PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                             ________         ___________          __________       __________
ASSETS:
    Investments in securities, at value
      [cost-Note 4(b)]-see statement.                          $21,364,406      $23,029,937        $22,151,913     $25,713,012
    Cash..                                                        22,166           12,991            42,237         49,544
    Receivable for investment securities sold                      _              _                   _             179,966
    Dividends receivable.                                         21,983          110,924            4,173         99,935
    Prepaid expenses and other assets                             10,317          11,164             10,386         9,177
    Due from The Dreyfus Corporation.                              _              20,304              _             7,427
                                                                _______           ______              _______      _______
                                                               21,418,872         23,185,320        22,208,709     26,059,061
                                                              ____________        ____________     ____________    ____________
LIABILITIES:
    Due to Wilshire                                               $ 1,784         $  1,833           $  1,831        $  2,083
    Payable for investment securities purchased                       _           198,163            256,560            __
    Payable for Common Stock redeemed                                40             7,228                40          18,463
    Accrued expenses and other liabilities.                        68,601           51,841            68,100          60,303
                                                                   ______            _______         _______         _______
                                                                  70,425          259,065            326,531          80,849
                                                                   _____           ________          _______         _______
NET ASSETS                                                       $21,348,447     $22,926,255       $21,882,178      $25,978,212
                                                                 ============    ============       ==========       ===========
REPRESENTED BY:
    Paid-in capital                                              $17,284,473       $19,679,928       $16,955,970    $23,045,250
    Accumulated undistributed investment
      income-net                                                    89,061           470,916               _        733,991
    Accumulated investment (loss).                                     _              _             (87,165)         _
    Accumulated undistributed net realized gain
      on investments..                                           230,334           569,152           2,970,329       678,335
    Accumulated net unrealized appreciation on
      investments-Note 4(b).                                    3,744,579          2,206,259         2,043,044      1,520,636
                                                                __________        __________       __________      _________
NET ASSETS at value                                             $21,348,447        $22,926,255    $21,882,178     $25,978,212
                                                                ===========        ============    ===========    ============
SHARES OF COMMON STOCK OUTSTANDING
    [400 million shares (with 100 million allocated
    to each series) of $.001 par value
    Common Stock authorized]                                     1,306,134          1,430,928       1,179,532      1,685,300
                                                                 ===========        ============    ===========    ============
NET ASSET VALUE per share
    (Net Assets Shares Outstanding)                               $16.34            $16.02           $18.55         $15.41
                                                                  =======           =======          =======        =======
See notes to financial statements.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF OPERATIONS                                                      YEAR ENDED AUGUST 31, 1995
                                                              LARGE            LARGE             SMALL           SMALL
                                                              COMPANY          COMPANY           COMPANY         COMPANY
                                                              GROWTH           VALUE             GROWTH          VALUE
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                               ______          ______             ______         ______
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $34 and $72
          foreign taxes withheld at source for the
          Small Company Growth Portfolio and
          Small Company Value Portfolio)                    $   244,485         $710,822           $40,037         $1,176,442
      Interest..                                                20,211            15,590           22,934          36,416
                                                                ______             ______          ______          ______
            TOTAL INCOME.                                       264,696          726,412            62,971         1,212,858
                                                                ______            ______            ______         ______
    EXPENSES-Note 2(c):
      Investment advisory fee-Note 3(a).                      $ 14,834            $15,835           $15,630       $ 25,210
      Administration fee-Note 3(a)                              29,667             31,669           31,260          50,421
      Shareholder servicing costs-Note 3(b)                    45,596              50,022           61,059          83,095
      Auditing fees                                            22,531              22,533           25,534          25,549
      Registration fees..                                      18,057              15,907           18,172          13,752
      Prospectus and shareholders' reports.                    9,807               8,527            10,369          11,207
      Custodian fees..                                         4,976               5,084            5,343           5,442
      Directors' fees and expenses-Note 3(c)                   4,375               4,584            5,199           7,491
      Legal fees                                               1,476               1,932            2,207          2,922
      Miscellaneous                                            4,801               6,474            6,668          3,833
                                                               ______             ______            ______         ______
                                                               156,120            162,567         181,441         228,922
      Less-fees waived by Wilshire and Dreyfus
          due to undertakings-Note 3(a).                       31,339            33,740            33,455         54,566
                                                                ______            ______          ______          ______
            TOTAL EXPENSES..                                   124,781            128,827          147,986        174,356
                                                              ________           ________          ________        _______
            INVESTMENT INCOME
                (LOSS)-NET..                                   139,915            597,585         (85,015)        1,038,502
                                                              ________           ________          ________        _______
REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS:
    Net realized gain on investments-Note 4(a)                  $   381,982      $   680,162       $3,009,406   $   793,177
    Net unrealized appreciation on investments                    3,125,221       2,162,794          775,482     1,360,207
                                                                ________          ________          ________      _______
            NET REALIZED AND UNREALIZED
                GAIN ON INVESTMENTS..                             3,507,203      2,842,956         3,784,888      2,153,384
                                                                ________         ________          ________      _______
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                              $3,647,118      $3,440,541         $3,699,873    $3,191,886
                                                                 ==========      ===========       ===========    ==========


See notes to financial statements.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                      LARGE COMPANY                     LARGE COMPANY
                                                                      GROWTH PORTFOLIO                 VALUE PORTFOLIO
                                                                 _______________________         _______________________

                                                                      YEAR ENDED AUGUST 31,            YEAR ENDED AUGUST 31,
                                                                 ___________________________         ___________________________

                                                                    1994              1995             1994            1995
                                                                  ________          ________         ________        ________
OPERATIONS:
    Investment income-net                                         $  96,341         $139,915        $ 447,331        $597,585
    Net realized gain (loss) on investments                       (119,770)          381,982           135,129         680,162
    Net unrealized appreciation (depreciation) on
      investments for the year.                                    526,588         3,125,221         (920,730)       2,162,794
                                                                  ________          ________         ________        ________
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS                               503,159         3,647,118        (338,270)       3,440,541
                                                                  ________          ________         ________        ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net                                         (146,578)        (91,631)         (314,400)       (461,355)
    Net realized gain on investments.                                 _               _             (259,490)        (117,646)
                                                                  ________          ________         ________        ________
          TOTAL DIVIDENDS                                         (146,578)        (91,631)         (573,890)       (579,001)
                                                                  ________          ________         ________        ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.                              6,136,117          15,277,226       11,201,295     11,530,692
    Dividends reinvested.                                         145,901           86,969          551,033         568,732
    Cost of shares redeemed.                                   (6,274,916)        (5,995,631)       (6,799,014)   (4,192,263)
                                                                  ________          ________         ________        ________
          INCREASE IN NET ASSETS FROM CAPITAL
            STOCK TRANSACTIONS.                                    7,102           9,368,564        4,953,314      7,907,161
                                                                  ________          ________         ________        ________
                TOTAL INCREASE IN NET ASSETS                        363,683         12,924,051      4,041,154      10,768,701
NET ASSETS:
    Beginning of year.                                            8,060,713         8,424,396       8,116,400      12,157,554
                                                                  ________          ________         ________        ________
    End of year.                                              $ 8,424,396(1)     $21,348,447(1)   $12,157,554(2)   $22,926,255(2)
                                                             ================    ===============  ==============    =============

                                                                    SHARES          SHARES           SHARES          SHARES
                                                                  ________          ________         ________        ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.                                                   478,006         1,070,812         780,559         815,733
    Shares issued for dividends reinvested.                        11,258           6,609            39,052          44,156
    Shares redeemed                                               (488,901)        (404,353)         (485,042)      (298,264)
                                                                  ________          ________         ________        ________
          NET INCREASE IN SHARES OUTSTANDING                        363             673,068          334,569          561,625
                                                                  ========          =========        =========       ==========
(1)    Includes undistributed investment income-net: $40,777 in 1994 and $89,061 in 1995.
(2)    Includes undistributed investment income-net: $334,686 in 1994 and $470,916 in 1995.

See notes to financial statements.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                      SMALL COMPANY                     SMALL COMPANY
                                                                      GROWTH PORTFOLIO                  VALUE PORTFOLIO
                                                                 _______________________         ___________________________

                                                                     YEAR ENDED AUGUST 31,            YEAR ENDED AUGUST 31,
                                                                 ___________________________         ___________________________

                                                                    1994              1995             1994            1995
                                                                  ________          ________         ________        ________
OPERATIONS:
OPERATIONS:
    Investment income (loss)-net..                            $      (33,247)     $      (85,015)  $  761,845    $  1,038,502
    Net realized gain on investments.                               284,483         3,009,406          64,244          793,177
    Net unrealized appreciation (depreciation)
      on investments for the year.                                  253,279          775,482         (755,152)        1,360,207
                                                                  ________          ________         ________        ________
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS.                                        504,515         3,699,873        70,937          3,191,886
                                                                  ________          ________         ________        ________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net.                                       _                _            (441,748)        (842,828)
    In excess of investment income-net..                           (32,220)            _               _              _
    From net realized gain on investments..                       (677,557)        (274,014)        (212,842)        (131,692)
                                                                  ________          ________         ________        ________
          TOTAL DIVIDENDS                                          (709,777)      (274,014)        (654,590)        (974,520)
                                                                  ________          ________         ________        ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.                                12,327,171        12,371,344        26,817,975     18,676,103
    Dividends reinvested.                                           674,755          259,640           630,047         852,961
    Cost of shares redeemed.                                      (9,135,407)      (5,363,057)      (18,580,966)   (19,206,167)
                                                                  ________          ________         ________        ________
          INCREASE IN NET ASSETS FROM CAPITAL
            STOCK TRANSACTIONS.                                     3,866,519      7,267,927        8,867,056       322,897
                                                                  ________          ________         ________        ________
                TOTAL INCREASE IN NET ASSETS                        3,661,257      10,693,786          8,283,403  2,540,263
NET ASSETS:
    Beginning of year.                                             7,527,135      11,188,392         15,154,546  23,437,949
                                                                  ________          ________         ________        ________
    End of year.                                               $11,188,392(1)    $21,882,178(1)   $23,437,949(2)   $25,978,212(2)
                                                               ==============     ==============   ==============   ==============

                                                                   SHARES            SHARES           SHARES          SHARES
                                                                  ________          ________         ________        ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.                                                   799,229          761,531         1,879,823      1,332,739
    Shares issued for dividends reinvested.                         43,146            17,183         43,906          64,716
    Shares redeemed                                                (584,999)        (326,229)      (1,310,912)    (1,348,397)
                                                                  ________          ________         ________        ________
          NET INCREASE IN SHARES OUTSTANDING                        257,376         452,485         612,817          49,058
                                                                   ==========      ==========       =========        ________
(1)    Includes distributions in excess of investment income-net: ($2,150) in 1994 and accumulated investment (loss)-net;
($87,165) in 1995.
(2)    Includes undistributed investment income-net: $538,317 in 1994 and
$733,991 in 1995.
See notes to financial statements.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated
November 15, 1995.


DREYFUS-WILSHIRE TARGET FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

    Reference is made to page 5 of the Fund's Prospectus dated
November 15, 1995.


DREYFUS-WILSHIRE TARGET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing four classes of shares of Common Stock: the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio. The Fund accounts separately for the assets, liabilities and operations of each series. Wilshire Associates Incorporated ("Wilshire") serves as the Fund's investment adviser. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
 (a) PORTFOLIO VALUATION: Each series' investments in securities
(including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each series on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a series can be offset by a capital loss carryover of that series, if any, such gain will not be distributed.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualifications.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
 (a) Fees paid by the Fund pursuant to the provisions of an Investment Advisory Agreement with Wilshire and an Administration Agreement with Dreyfus are payable monthly based on annual rates of .10 of 1% and .20 of 1%, respectively, of the average daily value of each series' net assets. The agreements further provide that if in any full fiscal year the aggregate expenses of any series, exclusive of interest on borrowings, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, that series may deduct from payments to be made to Wilshire and Dreyfus, or Wilshire and Dreyfus will bear, the amount of such excess to the extent required by state law in proportion to their respective fees. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses of a series exceed 2-1\2% of the first $30 million, 2% of the next $70 million and 1-1\2% of the excess over $100 million of the average value of that series' net assets in accordance with California "blue sky" regulations. However, Wilshire and Dreyfus had undertaken from September 1, 1994 through November 7, 1994, to waive receipt of the advisory fee and administration fee payable to it by each series, and thereafter, Dreyfus had undertaken through August 31, 1995, to waive the administration fee paid by each Series.
    The expenses waived, pursuant to the undertakings amounted to the following for the year ended August 31, 1995:

                                                 ADVISORY FEE              ADMINISTRATION FEE
                                                  WAIVED BY                   WAIVED BY
                                                  WILSHIRE                      DREYFUS                  TOTAL
                                                 ____________              __________________           _______
    Large Company Growth Portfolio                  $1,672                     $29,667                  $31,339
    Large Company Value Portfolio.                   2,071                     31,669                    33,740
    Small Company Growth Portfolio                   2,195                     31,260                    33,455
    Small Company Value Portfolio.                   4,145                     50,421                    54,566

    (B) Pursuant to the Fund's Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of a series' average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The following summarizes the aggregate amount charged by Dreyfus Service Corporation pursuant to the Shareholder Services Plan during the year ended August 31, 1995:

    Large Company Growth Portfolio                  $34,200     Small Company Growth Portfolio                   $38,741
    Large Company Value Portfolio                    39,503     Small Company Value Portfolio                     62,831

    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS-WILSHIRE TARGET FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) A 1% redemption fee is charged on certain redemptions of Series' shares (including redemptions through use of the Exchange Privilege) where the redemption or exchange occurs within a six-month period following the date of issuance. During the year ended August 31, 1995, redemption fees for each series were as follows:

    Large Company Growth Portfolio                  $   568     Small Company Growth Portfolio                      $1,783
    Small Company Value Portfolio                     2,214

NOTE 4-SECURITIES TRANSACTIONS:
 (a) The following summarizes the aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended August 31, 1995:

                                                                                     PURCHASES                SALES
                                                                                   _____________            _________
    Large Company Growth Portfolio..                                                $13,681,190            $ 4,368,078
    Large Company Value Portfolio                                                    16,565,048              9,119,354
    Small Company Growth Portfolio..                                                24,340,972                16,876,853
    Small Company Value Portfolio                                                   21,374,619                22,164,749
    (B) The following summarizes the accumulated net unrealized appreciation
(depreciation) on investments for each series at
August 31, 1995:
                                                                GROSS              GROSS
                                                                APPRECIATION       (DEPRECIATION)        NET
                                                               _______              ________              _______
    Large Company Growth Portfolio..                           $3,942,237         $  (197,658)           $3,744,579
    Large Company Value Portfolio                               2,449,022          (242,763)             2,206,259
    Small Company Growth Portfolio..                             2,906,473          (863,429)            2,043,044
    Small Company Value Portfolio                               2,256,076           (735,440)            1,520,636
    At August 31, 1995, the cost of investments of each series for Federal income tax purposes was substantially the same as the
cost for financial reporting purposes. The cost of investments for each series for financial reporting purposes as of August 31, 1995 was as follows:

Large Company Growth Portfolio             $17,619,827     Small Company Growth Portfolio              $20,108,869
Large Company Value Portfolio              20,823,678      Small Company Value Portfolio                24,192,376

DREYFUS-WILSHIRE TARGET FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE
DREYFUS-WILSHIRE TARGET FUNDS, INC.
    We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Dreyfus-Wilshire Target Funds, Inc. (comprised of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio) as of August 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 30,1992 (when operations commenced for all Series except Small Company Growth Portfolio, which commenced operations on October 1, 1992) to August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Dreyfus-Wilshire Target Funds, Inc. as of August 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accou nting principles.
[Coopers & Lybrand signature logo]
                              COOPERS & LYBRAND L.L.P.

New York, New York
October 6, 1995


DREYFUS-WILSHIRE TARGET FUNDS, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Dreyfus-Wilshire Target Funds, Inc. (Large Company Value Portfolio, Small Company Value Portfolio and Small Company Growth Portfolio) hereby make the following designations of long-term capital gain distributions regarding the fiscal year ended August 31, 1995.

                                                                 LONG-TERM
                                                                 CAPITAL GAIN
                                                                 DISTRIBUTION         TOTAL PAID            PAYABLE
                                                                 PER SHARE             PER SHARE            DATE
                                                                  _________            __________           _________
Large Company Value Portfolio.                                    $   .0900            $ .502               12/30/94
Small Company Value Portfolio.                                    $   .065             $ .518               12/30/94
Small Company Growth Portfolio                                    $   .314             $ .314               12/30/94





                      DREYFUS-WILSHIRE TARGET FUNDS, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement:

                Condensed Financial Information for the period from September 30, 1992 (commencement of operations for all Portfolios except Small Company Growth Portfolio which commenced operations October 1, 1992) to August 31, 1993, and for the fiscal years ended August 31, 1994 and 1995.

                Included in Part B of the Registration Statement:

                     Statement of Investments-- August 31, 1995


                     Statement of Assets and Liabilities-- August 31, 1995


                     Statement of Operations-- For the fiscal year ended August 31, 1995.


                     Statement of Changes in Net Assets-- For the fiscal year ended August 31, 1994 and 1995.

                     Notes to Financial Statements

                     Report of Independent Accountants dated October 6, 1995




Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.




Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 4 to the Registration Statement on From N-1A, filed on October 31, 1994.


                (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on From N-1A, filed on October 31, 1994.





Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1)(a)   Articles of Incorporation is incorporated by reference to Exhibit
           (1)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (1)(b) Articles of Amendment to the Articles of Incorporation is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (5)(a) Investment Advisory Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (5)(b) Administration Agreement is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 31, 1994.


  (6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 31, 1994.


  (8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 31, 1994.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (10) Opinion (including consent) of Stroock & Stroock & Lavan dated September 22, 1992 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on November 12, 1993.

  (11)     Consent of Coopers & Lybrand, Independent Accountants.




Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________


           Not Applicable

Item 26.   Number of Holders of Securities.
________   ________________________________

            (1)                                      (2)

                                                Number of Record
         Title of Class                  Holders as of October 18, 1995
         ______________                  ______________________________

         Common Stock
         Par value $.001 per share

         Large Company Growth Portfolio              247
         Large Company Value Portfolio               222
         Small Company Growth Portfolio              664
         Small Company Value Portfolio               407

Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 23, 1992.

         Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 31, 1994.


Item 28.       Business and Other Connections of Investment Adviser.
_______        ________________________________________________________

               Please refer to Form ADV of Wilshire Associates Incorporated (SEC File No. 801-36233).


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  Dreyfus Growth and Value Funds, Inc.
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  Dreyfus Investors GNMA Fund
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Growth, L.P.
          70)  Dreyfus Strategic Income
          71)  Dreyfus Strategic Investing
          72)  Dreyfus Tax Exempt Cash Management
          73)  The Dreyfus Third Century Fund, Inc.
          74)  Dreyfus Treasury Cash Management
          75)  Dreyfus Treasury Prime Cash Management
          76)  Dreyfus Variable Investment Fund
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Elizabeth Bachman++       Vice President and Counsel         Vice President
                                                             and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Margaret Pardo            Legal Assistant                    Assistant
                                                             Secretary

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1.  The First Data Investment Services Group, Inc.
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of October, 1995.

                    DREYFUS WILSHIRE TARGET FUNDS, INC.


            BY:     /s/Marie E. Connolly*
                    MARIE E. CONNOLLY, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     _______

/s/Marie E. Connolly*            President (Principal Executive      10/28/95
Marie E. Connolly                Officer) and Director


/s/Joseph F. Tower, III*         Treasurer (Principal Financial      10/28/95
Joseph F. Tower, III             Officer)


/s/Joseph DiMartino*             Director, Chairman of Board         10/28/95
Joseph DiMartino


/s/David P. Feldman*             Director                            10/28/95
David P. Feldman


/s/Jack R. Meyer*                Director                            10/28/95
Jack R. Meyer


/s/John Szarkowski*              Director                            10/28/95
John Szarkowski


/s/Anne Wexler*                  Director                            10/28/95
Anne Wexler


*BY:
          Eric B. Fischman
          Attorney-in-Fact